SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.                                              [ ]

    Post-Effective Amendment No.  38         (File No. 333-79311)            [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.            39        (File No. 811-07355)             [X]
                               ---------

                        (Check appropriate box or boxes)

                          IDS LIFE VARIABLE ACCOUNT 10
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                           IDS Life Insurance Company
--------------------------------------------------------------------------------
                               (Name of Depositor)

            70100 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
        (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (612) 671-3678
--------------------------------------------------------------------------------

  Mary Ellyn Minenko, 50607 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check  appropriate box)

 [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
 [ ] on (date) pursuant  to  paragraph  (b) of Rule 485
 [X] 60 days after  filing  pursuant  to paragraph  (a)(1) of Rule 485
 [ ] as soon as practicable pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS


June _________, 2006


RIVERSOURCE


RETIREMENT ADVISOR 4 ADVANTAGE(SM) VARIABLE ANNUITY

RETIREMENT ADVISOR 4 SELECT(SM) VARIABLE ANNUITY

RETIREMENT ADVISOR ACCESS(SM) VARIABLE ANNUITY


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE
ANNUITIES

ISSUED BY:     IDS LIFE INSURANCE COMPANY (IDS LIFE)

          70100 Ameriprise Financial Center

          Minneapolis, MN 55474

          Telephone: (800) 862-7919


          ameriprise.com/variableannuities


          IDS LIFE VARIABLE ACCOUNT 10/IDS LIFE ACCOUNT MGA


This prospectus contains information that you should know before investing in the RiverSource Retirement Advisor 4 Advantage Variable Annuity (RAVA 4 Advantage), the RiverSource Retirement Advisor 4 Select Variable Annuity (RAVA 4 Select), or the RiverSource Retirement Advisor Access Variable Annuity (RAVA Access) The information in this prospectus applies to all contracts unless stated otherwise.


Prospectuses are also available for:


*    AIM Variable Insurance Funds

*    AllianceBernstein Variable Products Series Fund, Inc.

*    American Century Variable Portfolios, Inc.

*    Columbia Funds Variable Insurance Trust

*    Credit Suisse Trust

*    Dreyfus Variable Investment Fund

*    Eaton Vance Variable Trust

*    Evergreen Variable Annuity Trust

*    MFS(R) Variable Insurance Trust(SM)

*    Neuberger Berman Advisers Management Trust

*    Oppenheimer Variable Account Funds - Service Shares

*    PIMCO Variable Investment Trust

*    RiverSource(SM) Variable Portfolio Funds



1 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

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*    Fidelity(R) Variable Insurance Products - Service Class 2

*    Franklin(R) Templeton(R) Variable Insurance
     Products Trust (FTVIPT) - Class 2

*    Goldman Sachs Variable Insurance Trust (VIT)

*    Legg Mason Partners Trust

*    The Universal Institutional Funds, Inc.
        Van Kampen Life Investment Trust

*    Wanger Advisors Trust

*    Wells Fargo Variable Trust


Please read the prospectuses carefully and keep them for future reference.

The contracts provide for purchase payment credits which we may reverse under certain circumstances. Expenses may be higher and surrender charges may be higher and longer for contracts with purchase payment credits than for contracts without such credits. The amount of the credit may be more than offset by additional charges associated with the credit.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.


AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN
INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your sales representative about the contract features, benefits, risks and fees, and whether the contract is appropriate for you, based upon your financial situation and objectives.


The contracts and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contracts. Your actual contract and any riders or endorsements are the controlling documents.

IDS Life has not authorized any person to give any information or to make any representations regarding the contracts other than those contained in this prospectus or the fund prospectuses.

IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to your annuity account values. The fees and charges you will pay when buying, owning and surrendering money from the contracts we describe in this prospectus may be more or less than the fees and charges of other variable annuities we and our affiliates issue. You should ask your sales representative about his or her ability to offer you other variable annuities we issue (which might have lower fees and charges than the contracts described in this prospectus).




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Table of Contents

Key Terms
The Contract in Brief
Expense Summary
Condensed Financial Information (Unaudited)
Financial Statements
The Variable Account and the Funds
Guarantee Period Accounts (GPAs)
The Fixed Account
     Buying Your Contract
Charges
Valuing Your Investment
Making the Most of Your Contract
Surrenders
TSA -- Special Provisions
Changing Ownership
Benefits in Case of Death -- Standard Death Benefit
Optional Benefits
The Annuity Payout Period
Taxes
Voting Rights
Substitution of Investments
About the Service Providers

Additional Information


Appendix A: The Funds
Appendix B: Example -- Market Value Adjustment (MVA)
Appendix C: Example -- Surrender Charges
Appendix D: Example -- Optional Death Benefits
Appendix E: Example -- Optional Living Benefits
Appendix F: Example - RMD Calculation
Table of Contents of the Statement of Additional Information

CORPORATE CONSOLIDATION

Later this year, two of IDS Life's subsidiaries, American Enterprise Life Insurance Company and American Partners Life Insurance Company, plan to merge into IDS Life. This merger will help simplify overall corporate structure because these three life insurance companies will be consolidated into one. We currently expect this consolidation to occur at the end of 2006, subject to certain regulatory and other approvals. At the time of the consolidation, we plan to change the name of IDS Life to RiverSource Life Insurance Company. This consolidation and renaming will not have any adverse effect on the benefits under your contract.




3   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
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KEY TERMS


These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.


ANNUITANT: The person or persons on whose life or life expectancy the annuity payouts are based.


ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.


BAND 3 ANNUITIES: RAVA 4 Advantage and RAVA 4 Select contracts that are available for:

* current or retired employees of Ameriprise Financial, Inc. or its subsidiaries and their spouses or domestic partners (employees),

* current or retired Ameriprise financial advisors and their spouses or domestic partners (advisors), or


* individuals investing an initial purchase payment of $1 million or more, with our approval (other individuals).

BENEFICIARY: The person you designate to receive benefits in case of your death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.

CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

ENHANCED EARNINGS DEATH BENEFIT (EEB) AND ENHANCED EARNINGS PLUS DEATH BENEFIT (EEP): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. You can elect to purchase either the EEB or the EEP, subject to certain restrictions.


FIXED ACCOUNT: Our general account which includes the regular fixed account and the Special DCA fixed account. Amounts you allocate to this account earn interest at rates that we declare periodically.


FUNDS: Investment options under your contract. Unless an asset allocation program is in effect, you may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments and purchase payment credits or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments and purchase payment credits or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or surrenders from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.


GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER (ACCUMULATION BENEFIT):
This is an optional benefit that you can add to your contract for an additional charge. It is intended to provide you with a guaranteed contract value at the end of a




4 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

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specified waiting period regardless of the volatility inherent in the investments in the subaccounts. This rider requires participation in the Portfolio Navigator Asset Allocation Program. This rider is not available for RAVA Access.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE(SM) RIDER (WITHDRAWAL BENEFIT FOR LIFE): This is an optional benefit you can add to your contract for an additional charge. It is intended to provide a guaranteed withdrawal up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments plus any purchase payment credits. Under certain limited circumstances, you have the right to take a specified amount of partial withdrawals in each contract year until death. This rider requires participation in the Portfolio Navigator Asset Allocation Program. For purposes of this rider, the term "withdrawal" is equal to the term "surrender" in your contract and any other riders. This rider is not available for RAVA Access.


IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is surrendered or transferred more than 30 days before the end of its guarantee period.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV) AND MAXIMUM FIVE-YEAR ANNIVERSARY VALUE DEATH BENEFIT (5-YEAR MAV): These are optional benefits you can add to your contract for an additional charge. Each is intended to provide additional death benefit protection in the event of fluctuating fund values. You can elect to purchase either the MAV or the 5-Year MAV, subject to certain restrictions.


OWNER (YOU, YOUR): A natural person or persons (including a revocable trust) who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits. If the contract has a non-natural person as the owner, "you, your" means the annuitant.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM (PN PROGRAM): This is an asset allocation program in which you are required to participate if you select the optional Accumulation Benefit rider or the optional Withdrawal Benefit for Life rider. If you do not select the Accumulation Benefit rider or the Withdrawal Benefit for Life rider, you may elect to participate in the PN program at no additional charge.

PURCHASE PAYMENT CREDITS: An addition we make to your contract value. We base the amount of the credit on the surrender charge schedule you elect and/or total purchase payments. Purchase payment credits are not available under RAVA Access contracts.


QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

*     Individual Retirement Annuities (IRAs) under Section 408(b) of the
      Code

*     Roth IRAs under Section 408A of the Code











*     Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP): This is an optional benefit that you can add to your contract for an additional charge if you are age 76 or older at contract issue that is intended to provide additional death benefit protection in the event of fluctuating fund values. ROPP is included in the standard death benefit for contract owners age 75 and under on the contract effective date at no additional cost.



5   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
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RIDER: You receive a rider to your contract when you purchase the EEB,
EEP, MAV, 5-Year MAV, ROPP, Accumulation Benefit, and/or Withdrawal Benefit for Life. The rider adds the terms of the optional benefit to your contract.


RIDER EFFECTIVE DATE: The date you add a rider to your contract.

SETTLEMENT DATE: The date when annuity payouts are scheduled to begin.


SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) FIXED ACCOUNT: An account to which you may allocate new purchase payments of at least $10,000. Amounts you allocate to this account earn interest at rates that we declare periodically and will transfer into your specified subaccount allocations in six monthly transfers. SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

THE CONTRACT IN BRIEF

This prospectus describes three contracts. Each contract has different expenses. The expenses vary with the surrender charges under each contract. RAVA Access does not have surrender charges, so it has the highest expenses of the three contracts. RAVA 4 Select has a three-year surrender charge schedule, so it has lower expenses than RAVA Access. RAVA 4 Advantage offers a choice of a seven-year or a ten-year surrender charge schedule, so it has the lowest expenses of the three contracts. Your sales representative can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract. The information in this prospectus applies to all contracts unless stated otherwise.

PURPOSE: The purpose of each contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs, regular fixed account, subaccounts and/or Special DCA fixed account (when available) under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the settlement date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract and a new surrender charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax- deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans, including IRAs and TSAs, to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions (RMDs). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes - Qualified Annuities - Required Minimum Distributions"). You



6   RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
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

should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the potential tax implications to you.

FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract. You will receive a full refund of the contract value (reflecting any applicable MVA), less the amount of any purchase payment credits. (See "Valuing Your Investment -- Purchase payment credits.") We will not deduct any other charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate your purchase payments among any or all of:


* the subaccounts of the variable accounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the settlement date will equal or exceed the total purchase payments you allocate to the subaccounts. (p. ___)

* the GPAs which earn interest at rates declared when you make an allocation to that account. Some states restrict the amount you can allocate to these accounts. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (p. ___)

* the regular fixed account, which earns interest at a rate that we adjust periodically. Purchase payment allocations to the regular fixed account may be subject to special restrictions. For RAVA Access contracts, you cannot select the regular fixed account unless it is included in the PN program model portfolio (model portfolio) you selected. (p. ___)

*     the Special DCA fixed account. (p. __)

BUYING YOUR CONTRACT: There are many factors to consider carefully and fully before you buy a variable annuity and any optional benefit rider. Variable annuities--with or without optional benefit riders--are not right for everyone.

MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER. When considering the purchase of a variable annuity and when choosing an optional benefit rider, you should always work with a sales representative you know and trust. Older persons who are considering buying a variable annuity may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.

After carefully reviewing this prospectus and any other disclosure materials you are provided, make sure you understand how the variable annuity and any optional benefit riders you choose work. Make sure that the annuity and any optional rider you are considering will meet both your current and anticipated future financial situation and needs. Some of the factors among others you may wish to consider before you buy a variable annuity or choose an optional benefit rider include:

     * Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit.


     * How long you plan to keep your contract: variable annuities are not short-term liquid investments. RAVA 4 Advantage and RAVA 4 Select contracts have surrender charges. RAVA Access contract does not have a purchase payment surrender charge schedule, but it has a higher mortality and expense risk fees than RAVA 4 Advantage and RAVA 4 Select. All contracts offer an annuity payout plan called Annuity Payout Plan E, which imposes a surrender charge only if you elect to surrender remaining variable payouts available under Annuity Payout Plan E (p.__). Does either contract meet your current and anticipated future needs for liquidity?

     * How and when you plan to take money from your annuity: under current tax law, surrenders, including withdrawals made under optional benefit riders, are taxed differently than annuity payments. In addition, certain withdrawals may be subject to a federal income tax penalty.(p.____)

     * Your investment objectives, how much experience you have in managing investments and how much risk you are willing to accept.

     * Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (p. ___)




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     *    If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?

     * The fees and expenses you will pay when buying, owning and surrendering the contract. (p. ___)

Your sales representative will help you complete and submit an application. We are required by law to obtain certain personal information from you which will be used by us to verify your identity. If you do not provide us the information, we may not be able to issue your contract. If we are unable to verify your identity, we reserve the right to reject your application or take such other steps as we deem reasonable. Applications are subject to acceptance at our home office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future. (p. __)


PURCHASE PAYMENTS:

MINIMUM ALLOWABLE PURCHASE PAYMENTS

If paying by installments under a scheduled payment plan:

     $23.08 biweekly, or

     $50 per month


                                         RAVA 4 ADVANTAGE     RAVA 4 SELECT       RAVA ACCESS
If paying by any other method:

       initial payment for qualified annuities     $1,000           $ 2,000            $2,000

       initial payment for nonqualified annuities   2,000            10,000            10,000

       for any additional payments                     50                50                50


MAXIMUM ALLOWABLE PURCHASE PAYMENTS (without home office approval) based on your age on the effective date of the contract:


                                         RAVA 4 ADVANTAGE     RAVA 4 SELECT       RAVA ACCESS
For the first year:

       through age 85                            $999,999*         $999,999*         $999,999*

       for ages 86 to 90                          100,000           100,000           100,000

For each subsequent year:

       through age 85                             100,000           100,000           100,000

       for ages 86 to 90                           50,000            50,000            50,000

* RAVA 4 ADVANTAGE AND RAVA 4 SELECT BAND 3 ANNUITIES SOLD TO INDIVIDUALS OTHER THAN ADVISORS AND EMPLOYEES: Require a minimum $1,000,000 initial purchase payment and our approval. Contracts already approved may make payments in subsequent years up to $100,000 if your age on the effective date of the contract is age 85 or younger and $50,000 if your age on the effective date of the contract is age 86 to 90.

Purchase payment amounts and purchase payment timing may vary by state and may be limited under the terms of your contract.

TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the subaccounts until annuity payouts begin, and once per contract year after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. You may not transfer existing amounts to the Special DCA fixed account. GPAs and regular fixed account transfers are subject to special restrictions.
(p. ____)



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SURRENDERS: You may surrender all or part of your contract value at any time before the settlement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and income taxes (including an IRS penalty if you surrender prior to your reaching age 59-1/2) and may have other tax consequences; also, certain restrictions apply. (p. __)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. __)

BENEFITS IN CASE OF DEATH: If you die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value, except in the case of a purchase payment credit reversal. (p. __)

OPTIONAL BENEFITS: These contracts offer optional features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of a PN model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial surrenders that can be taken under the optional benefit during a contract year. (p. __)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the settlement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the regular fixed account. During the annuity payout period, you cannot be invested in more than five subaccounts at any one time unless we agree otherwise. (p. __)

TAXES: Generally, income earned on your contract value grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p. ___)

LIMITATIONS ON USE OF CONTRACTS: If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders, or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.



9 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES


SURRENDER CHARGE FOR RAVA 4 ADVANTAGE:


(Contingent deferred sales load as a percentage of purchase payment surrendered)

You select either a seven-year or ten-year surrender charge schedule at the time of application.*

                             SEVEN-YEAR SCHEDULE                               TEN-YEAR SCHEDULE*
               NUMBER OF COMPLETED                             NUMBER OF COMPLETED
             YEARS FROM DATE OF EACH    SURRENDER CHARGE     YEARS FROM DATE OF EACH    SURRENDER CHARGE
                PURCHASE PAYMENT           PERCENTAGE           PURCHASE PAYMENT           PERCENTAGE

                        0                       7%                      0                       8%

                        1                       7                       1                       8

                        2                       7                       2                       8

                        3                       6                       3                       7

                        4                       5                       4                       7

                        5                       4                       5                       6

                        6                       2                       6                       5

                        7+                      0                       7                       4

                                                                        8                       3

                                                                        9                       2

                                                                       10+                      0


* The ten-year surrender charge schedule is not available for contracts issued in Oregon. In Connecticut, Illinois and Utah, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama, Massachusetts, Oregon and Washington, surrender charges are waived after the tenth contract anniversary.




10 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

SURRENDER CHARGE FOR RAVA 4 SELECT (EXCEPT TEXAS):


(Contingent deferred sales load as a percentage of purchase payment surrendered)

                    YEARS FROM           SURRENDER CHARGE
                   CONTRACT DATE            PERCENTAGE

                        1                       7%

                        2                       7

                        3                       7

                        Thereafter              0


SURRENDER CHARGE FOR RAVA 4 SELECT IN TEXAS:


(Contingent deferred sales load)



                                          SURRENDER CHARGE PERCENTAGE
                                (AS A PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED)
                                               IN CONTRACT YEAR
   PAYMENTS MADE IN CONTRACT YEAR   1                 2                 3            THEREAFTER

                  1                 8%                7%                6%                0%

                  2                                   8                 7                 0

                  3                                                     8                 0

                  Thereafter                                                              0


SURRENDER CHARGE FOR RAVA ACCESS:                                                         0%


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" and "The Annuity Payout Period -- Annuity Payout Plans".)

THE NEXT TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY
PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE



                          Maximum: $50*  Current: $30


(We will waive this $30 charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary, except at full surrender.)

* In certain states and for certain contracts we have waived our right to increase the contract administrative charge.



11 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

OPTIONAL RIDER FEES


OPTIONAL DEATH BENEFITS


(As a percentage of contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)


ROPP RIDER FEE                    Maximum: 0.30%                Current: 0.20%

MAV RIDER FEE                     Maximum: 0.35%                Current: 0.25%

5-YEAR MAV RIDER FEE              Maximum: 0.20%                Current: 0.10%

EEB RIDER FEE                     Maximum: 0.40%                Current: 0.30%

EEP RIDER FEE                     Maximum: 0.50%                Current: 0.40%

OPTIONAL LIVING BENEFITS

Accumulation Benefit rider fee    Maximum: 2.50%                Current: 0.60%

(As a percentage of contract value charged annually at the contract anniversary. The fee applies only if you elect the optional rider.)

WITHDRAWAL BENEFIT FOR LIFE
 RIDER FEE                        Maximum: 1.50%                Current: 0.65%

(Charged annually at the contract anniversary as a percentage of contract value or the total Remaining Benefit Amount, whichever is greater. The fee applies only if you elect the optional rider.)


ANNUAL VARIABLE ACCOUNT EXPENSES

(Total annual variable account expenses as a percentage of average daily subaccount value)


MORTALITY AND EXPENSE RISK FEE:     RAVA 4 ADVANTAGE  RAVA 4 SELECT    RAVA ACCESS
FOR NONQUALIFIED ANNUITIES                 1.05%          1.30%          1.45%

FOR QUALIFIED ANNUITIES                     .85%          1.10%          1.25%



ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


Minimum and maximum total annual operating expenses for the funds(a)


(Including management fee, distribution and/or service (12b-1) fees and other expenses)


                                                                       MINIMUM        MAXIMUM
Total expenses before fee waivers and/or expense reimbursements           ___%           ___%

(a)Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares.
Because 12b-1 fees are paid out of fund assets on an on-going basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us and/or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Accounts and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.



12 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND UNDERLYING RAVA 4
ADVANTAGE, RAVA 4 SELECT AND RAVA ACCESS


(As a percentage of average daily net assets)

[to be filed by Amendment]


FUND      MANAGEMENT     12b-1 FEES     OTHER          TOTAL EXPENSES    FEE               TOTAL EXPENSES
          FEES                          EXPENSES       BEFORE FEE        WAIVER/EXPENSE    AFTER FEE
                                                       WAIVER/EXPENSE    REIMBURSEMENT     WAIVER/EXPENSE
                                                       REIMBURSEMENT                       REIMBURSEMENT



13 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds for the last fiscal year. They assume that you select the optional MAV, EEP and Withdrawal Benefit for Life or Accumulation Benefit, if available(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                              IF YOU DO NOT SURRENDER YOUR CONTRACT
                                    IF YOU SURRENDER YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                               AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY          1 YEAR     3 YEARS     5 YEARS    10 YEARS      1 YEAR     3 YEARS     5 YEARS    10 YEARS

RAVA 4 ADVANTAGE

With a ten-year surrender
 charge schedule(3)           $          $           $          $             $          $           $           $

RAVA 4 ADVANTAGE

With a seven-year surrender
 charge schedule

RAVA 4 SELECT

RAVA 4 SELECT - TEXAS

RAVA ACCESS:                  1 YEAR     3 YEARS     5 YEARS    10 YEARS

                              $          $           $          $


                                                                                  IF YOU DO NOT SURRENDER YOUR CONTRACT
                                    IF YOU SURRENDER YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                               AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY             1 YEAR     3 YEARS     5 YEARS    10 YEARS      1 YEAR     3 YEARS     5 YEARS    10 YEARS

RAVA 4 ADVANTAGE

With a ten-year surrender
    charge schedule(3)        $          $           $          $             $          $           $          $

RAVA 4 ADVANTAGE

With a seven-year surrender
 charge schedule

RAVA 4 SELECT

RAVA 4 SELECT- TEXAS

RAVA ACCESS:                  1 YEAR     3 YEARS     5 YEARS    10 YEARS

                              $          $           $          $


                                                                             IF YOU DO NOT SURRENDER YOUR CONTRACT
                                 IF YOU SURRENDER YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
BAND 3 ANNUITY                1 YEAR     3 YEARS     5 YEARS    10 YEARS      1 YEAR     3 YEARS     5 YEARS    10 YEARS

RAVA 4 ADVANTAGE - BAND 3

With a ten-year surrender
 charge schedule(3)           $          $           $           $            $          $           $           $

RAVA 4 ADVANTAGE - BAND 3

With a seven-year surrender
 charge schedule

RAVA 4 SELECT - BAND 3



14  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
    ANNUITY - PROSPECTUS



MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds for the last fiscal year. They assume that you do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                                                                               IF YOU DO NOT SURRENDER YOUR CONTRACT
                                 IF YOU SURRENDER YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
NONQUALIFIED ANNUITY          1 YEAR     3 YEARS     5 YEARS    10 YEARS      1 YEAR     3 YEARS     5 YEARS    10 YEARS

RAVA 4 ADVANTAGE

With a ten-year surrender
 charge schedule(3)           $          $           $          $             $          $           $          $

RAVA 4  ADVANTAGE

With a seven-year surrender
 charge schedule

RAVA 4 SELECT

RAVA 4 SELECT - TEXAS

RAVA ACCESS:                  1 YEAR     3 YEARS     5 YEARS    10 YEARS

                              $          $           $          $


                                                                              IF YOU DO NOT SURRENDER YOUR CONTRACT
                                 IF YOU SURRENDER YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
QUALIFIED ANNUITY             1 YEAR     3 YEARS     5 YEARS    10 YEARS      1 YEAR     3 YEARS     5 YEARS    10 YEARS

RAVA 4 ADVANTAGE

With a ten-year surrender
 charge schedule(3)           $          $           $          $             $          $           $          $

RAVA 4 ADVANTAGE

With a seven-year
 surrender charge schedule

RAVA 4 SELECT

RAVA 4 SELECT - TEXAS

RAVA ACCESS:                  1 YEAR     3 YEARS     5 YEARS    10 YEARS

                              $          $           $          $


                                                                              IF YOU DO NOT SURRENDER YOUR CONTRACT
                                 IF YOU SURRENDER YOUR CONTRACT              OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                            AT THE END OF THE APPLICABLE TIME PERIOD:       AT THE END OF THE APPLICABLE TIME PERIOD:
BAND 3 ANNUITY                1 YEAR     3 YEARS     5 YEARS    10 YEARS      1 YEAR     3 YEARS     5 YEARS    10 YEARS

RAVA 4 ADVANTAGE - BAND 3

With a ten-year surrender
 charge schedule(3)           $          $           $          $             $          $           $           $

RAVA 4 ADVANTAGE - BAND 3

With a seven-year surrender
 charge schedule

RAVA 4 SELECT - BAND 3


(1) In these examples, the contract administrative charge is approximated as a ___% charge for RAVA 4 Advantage, a ___% charge for RAVA 4 Select, a ___% for RAVA 4 Select - Texas, a ___% charge for RAVA 4 Advantage - Band 3, a ___% charge for RAVA 4 Select - Band 3, a ___% charge for RAVA 4
    Select - Texas - Band 3 and ___% for RAVA Access. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

(3) In Connecticut, Illinois and Utah, your expenses would be slightly lower due to the modified ten-year surrender charge schedule.


15 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(Unaudited)


We have not provided condensed financial information for subaccounts because they are new and did not have any history as of the date of this prospectus.

Financial Statements

You can find our audited financial statements in the SAI. The SAI does not include audited financial statements for subaccounts because they are new and have no activity as of the financial statement date.


The Variable Account and the Funds

THE VARIABLE ACCOUNT: The variable account was established under Minnesota law on Aug. 23, 1995, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


THE FUNDS: The contracts currently offer subaccounts investing in shares of the funds. For a list of underlying funds with a summary of investment objectives and policies, investment advisers and subadvisers, please see Appendix A.




* INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


* PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM: Each underlying fund generally is available (unless we exclude it) to be a component fund of the model portfolios of the PN program (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). Under the PN program, contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses to raise cash for money flowing out of the fund or to buy securities with money flowing into the fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the relevant fund. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in the PN program, a fund in which your subaccount invests may be impacted if it is a component fund of one or more model portfolios.



16 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

* FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.





* ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund name and management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


* REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to, compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.

      We and/or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue. The amount of this revenue is most often based on a percentage of average daily net assets invested in the fund. For example, the revenue we receive from affiliates of funds other than the RiverSource Variable Portfolio Funds (the "unaffiliated funds") currently ranges up to 0.50% of the average daily net assets invested in the fund through this contract and other contracts we or our affiliates issue. In some cases, this revenue may be based, in part, on sales one of our affiliates makes of other securities including, but not limited to, publicly-traded retail mutual funds and/or the average daily net assets resulting from these sales. We or our affiliates may also receive revenue which is not based on a percentage of average daily net assets.

      The amount of this revenue varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSourceVariable Portfolio Funds (the "affiliated funds") that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Portfolio Funds. These revenue payments may also influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

      The revenue we receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.


17 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

      Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid to us and/or our affiliates in 2005.

* WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive this revenue for various purposes including, but not limited to:

      * Compensating, training and educating sales representatives who sell the contracts.

      * Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.

      * Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and sales representatives.

      * Providing sub-transfer agency and shareholder servicing to contract owners.

      * Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

      * Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.

      * Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National
          Association of Securities Dealers, Inc. (NASD).

       * Subaccounting, transaction processing, recordkeeping and administration.


* SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

      * Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund.
          We may receive this revenue either in the form of a cash payment or it may be allocated to us.

      * Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

* SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

      * Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

      * Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.


GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available for contracts in some states. GPAs are not available if the Withdrawal Benefit for Life, Accumulation Benefit, or PN program are selected.

Currently, unless the PN program is in effect, you may allocate purchase payments and purchase payment credits to one or more of the GPAs with guarantee periods declared by us. These periods of time may vary by state. The required minimum investment in each GPA is $1,000. (Exception: if a model portfolio includes one or more GPAs, the required minimum does not apply.) These accounts are not offered after annuity payouts begin. Some states also restrict the amount you can allocate to these accounts.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to


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

these accounts, but we will not change the rate paid on money currently in a GPA. The GPA interests under the contracts are registered with the SEC. The SEC staff reviews the disclosures in this prospectus on the GPA interests.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates).

We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns earned on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing IDS Life annuities, product design, competition and IDS Life's revenues and other expenses. Interest rates offered may vary by state, but will not be lower than state law allows. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Minnesota Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account using a strategy known as "immunization." Immunization seeks to lock in a defined return on the pool of assets versus the pool of liabilities over a specified time horizon. Since the return on the assets versus the liabilities is locked in, it is "immune" to any potential fluctuations in interest rates during the given time. We achieve immunization by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is essentially equal to the price duration of the corresponding portfolio of liabilities. Portfolio immunization provides us with flexibility and efficiency in creating and managing the asset portfolio, while still assuring safety and soundness for funding liability obligations.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

* Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

* Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

* Debt instruments that are unrated, but which are deemed by IDS Life to have an investment quality within the four highest grades;

* Other debt instruments which are unrated or rated below investment grade, limited to 15% of assets at the time of purchase; and

* Real estate mortgages, limited to 30% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Minnesota and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)


We will not apply an MVA to contract value you transfer or surrender out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or the regular fixed account, or surrender the contract value (subject to applicable surrender provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value to the one year GPA. Any new



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GPA, whether it is one you choose or an automatic transfer to a one year GPA, will be subject to an MVA as described below.

We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or surrenders from the GPAs prior to 30 days before the end of the guarantee period (30-day rule). At all other times, and unless one of the exceptions to the 30-day rule described below applies, we will apply an MVA if you surrender or transfer contract value from a GPA including withdrawals under the Withdrawal Benefit for Life rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early surrenders." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:




* amounts surrendered under contract provisions that waive surrender charges for Hospital or Nursing Home Confinement and Terminal Illness Disability Diagnosis;

* amounts surrendered from the GPA within 30 days prior to the end of the Guarantee Period;


* automatic rebalancing under any PN program model portfolio we offer which includes one or more GPAs.
      However, an MVA will apply if you transfer to a new PN program model portfolio;

* amounts applied to an annuity payout plan while a PN program model portfolio including one or more GPAs is in effect;

*     reallocation of your contract value according to an updated
      PN program model portfolio;

*     amounts surrendered for fees and charges; and

*     amounts we pay as death claims.


When you request an early surrender, we adjust the early surrender amount by an MVA formula. The early surrender amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the surrender, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

   IF YOUR GPA RATE IS:                      THE MVA IS:

   Less than the new GPA rate + 0.10%        Negative

   Equal to the new GPA rate + 0.10%         Zero

   Greater than the new GPA rate + 0.10%     Positive


For an example, see Appendix B.


The Fixed Account


The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the regular fixed account and the Special DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing IDS Life annuities, product design, competition, and IDS Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of IDS Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally


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applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

THE REGULAR FIXED ACCOUNT

For RAVA 4 Advantage and RAVA 4 Select, unless the PN program is in effect, you also may allocate purchase payments and purchase payment credits or transfer contract value to the regular fixed account. For RAVA Access contracts, you cannot allocate purchase payments to the regular fixed account unless it is included in the PN program model portfolio you selected. The value of the regular fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment or transfer to the regular fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. We reserve the right to limit purchase payment allocations to the regular fixed account if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the regular fixed account.)

THE SPECIAL DCA FIXED ACCOUNT

You also may allocate purchase payments and purchase payment credits to the Special DCA fixed account, when available. The Special DCA fixed account is available for new purchase payments. The value of the Special DCA fixed account increases as we credit interest to the account. We credit and compound interest daily based on a 365-day year so as to produce the annual effective rate which we declare. We do not credit interest on leap days (Feb. 29). The interest rate we apply to each purchase payment is guaranteed for the period of time money remains in the Special DCA fixed account. (See "Making the Most of Your Contract -- Special Dollar Cost Averaging Program" for more information on the Special DCA fixed account.)


Buying Your Contract

You can fill out an application and send it along with your initial purchase payment to our home office. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract if you are 90 or younger.

When you apply, you may select among the following (if available in your state):


* GPAs(1), the regular fixed account(2), subaccounts and/or the special DCA fixed account(3) in which you want to invest;


*     how you want to make purchase payments;

*     a beneficiary;


* under RAVA 4 Advantage, the length of the surrender charge period (seven or ten years)(4);

*     the optional PN program;


*     the following optional death benefits:


      *     ROPP Death Benefit(5),

      *     MAV Death Benefit(5),

      *     5-Year MAV Death Benefit(5),

      *     EEB Death Benefit(5),

      *     EEP Death Benefit(5); and

* under RAVA 4 Advantage and RAVA 4 Select, one of the following optional living benefits that require the use of the PN program:


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      *     Accumulation Benefit rider (6), or

      *     Withdrawal Benefit for Life rider-(6).

(1) GPAs are not available if the Withdrawal Benefit for Life or Accumulation Benefit riders are selected.

(2) For RAVA Access contracts, you cannot select the regular fixed account unless it is included in a PN program model portfolio you selected.

(3) The Special DCA fixed account may not be available for new purchase payments at all times.

(4) The ten-year surrender charge schedule under RAVA 4 Advantage is not available for contracts issued in Oregon. In Connecticut, Illinois and Utah, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama, Massachusetts, Oregon and Washington, we waive surrender charges after the tenth contract anniversary.

(5) You may select any one of the ROPP, MAV, 5-Year MAV, EEB or EEP riders or certain combinations thereof. You may select the MAV and either the EEB or the EEP. You may select the 5-Year MAV and either the EEB or the EEP. You cannot select both the EEB and EEP. You cannot select both the MAV and 5-Year MAV. The MAV, EEB, EEP and 5-Year MAV are only available if you are 75 or younger at the rider effective date. EEP is only available on contracts purchased through a transfer or exchange. ROPP is only available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are 75 or younger.

(6) You may select either the Accumulation Benefit or the Withdrawal Benefit for Life rider. The Accumulation Benefit and Withdrawal Benefit for Life riders are only available if you are 80 or younger at the rider effective date.

The contracts provide for allocation of purchase payments and purchase payment credits to the subaccounts of the variable account, to the GPAs, to the regular fixed account and/or to the Special DCA fixed account (when available) in even 1% increments subject to the $1,000 required minimum investment for the GPAs. There may be certain restrictions on the amount you may allocate to the regular fixed account. For RAVA Access contracts, purchase payment credits are not available and you cannot allocate purchase payments to the regular fixed account unless it is included in a PN program model portfolio you selected. (See "Purchase Payments.")

If your application is complete, we will process it and apply your purchase payment and purchase payment credits to the GPAs, the regular fixed account, the Special DCA fixed account and/or subaccounts you selected within two business days after we receive it at our home office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete.

We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE SETTLEMENT DATE

Annuity payouts are scheduled to begin on the settlement date. When we process your application, we will establish the settlement date as the maximum age (or contract anniversary, if applicable) for nonqualified annuities and Roth IRAs and the date specified below for qualified annuities. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the settlement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the settlement date must be:

*     no earlier than the 60th day after the contract's effective date;
      and


* no later than your 90th birthday or the tenth contract anniversary, if purchased after age 80.


FOR IRAs AND TSAs, to comply with IRS regulations, the settlement date generally must be:

* for IRAs, by April 1 of the year following the calendar year when you reach age 70-1/2; or


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*     for TSAs, by April 1 of the year following the calendar year when you reach age 70-1/2, or, if later, retire (except that 5% business owners may not select a settlement date that is later than April 1 of the year following the calendar year when they reach age 70-1/2).


If you satisfy your RMDs in the form of partial surrenders from this contract, annuity payouts can start as late as your 90th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.


Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for these contracts.

BENEFICIARY

If death benefits become payable before the settlement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the contract value. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

PURCHASE PAYMENTS

Minimum allowable purchase payments*

If paying by installments under a scheduled payment plan:

   $23.08 biweekly, or

   $50 per month


                                                               RAVA 4 ADVANTAGE     RAVA 4 SELECT     RAVA ACCESS
If paying by any other method:

   initial payment for qualified annuities                           $1,000          $  2,000          $  2,000

   initial payment for nonqualified annuities                         2,000            10,000            10,000

   for any additional payments                                           50                50                50

* RAVA 4 ADVANTAGE AND RAVA 4 SELECT BAND 3 ANNUITIES SOLD TO
  INDIVIDUALS OTHER THAN ADVISORS AND EMPLOYEES: Require a minimum $1,000,000 initial purchase payment and home office approval.
  Contracts already approved may make payments in subsequent years up to $100,000 if your age on the effective date of the contract is age 85 or younger and $50,000 if your age on the effective date of the contract is age 86 to 90.


MAXIMUM ALLOWABLE PURCHASE PAYMENTS** (without home office approval) based on your age on the effective date of the contract:


                                                               RAVA 4 ADVANTAGE     RAVA 4 SELECT     RAVA ACCESS
For the first year:

   through age 85                                                  $999,999***       $999,999***       $999,999***

   for ages 86 to 90                                                100,000           100,000           100,000

For each subsequent year:

   through age 85                                                   100,000           100,000           100,000

   for ages 86 to 90                                                 50,000            50,000            50,000


 **Installments must total at least $600 in the first year. If you do not make any purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts in New Jersey.

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***These limits apply in total to all IDS Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities, or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative purchase payments for contracts with the Withdrawal Benefit for Life rider, subject to state restrictions.

Purchase payment amounts and purchase payment timing may vary by state and may be limited under the terms of your contract.

We reserve the right to not accept purchase payments allocated to the regular fixed account for twelve months following either:

1. a partial surrender from the regular fixed account; or

2. a lump sum transfer from the regular fixed account to a subaccount.


HOW TO MAKE PURCHASE PAYMENTS

1 By letter

Send your check along with your name and contract number to:

IDS LIFE INSURANCE COMPANY

70200 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474

2 By scheduled payment plan

We can help you set up:

* an automatic payroll deduction, salary reduction or other group billing arrangement; or

*     a bank authorization.

PURCHASE PAYMENT CREDITS


PURCHASE PAYMENT CREDITS ARE NOT AVAILABLE FOR RAVA ACCESS.

FOR RAVA 4 ADVANTAGE: we add a credit to your contract in the amount of:


*     1% of each purchase payment received:

      -- if you elect the ten-year surrender charge schedule for your contract* and the initial purchase payment is under $100,000; or

      -- if you elect the seven-year surrender charge schedule for your contract and your initial purchase payment to the contract is at least $100,000 but less than $1,000,000.

* 2% of each purchase payment received if you elect the ten-year surrender charge schedule for your contract* and your initial purchase payment to the contract is at least
      $100,000 but less than $1,000,000.


FOR RAVA 4 ADVANTAGE - BAND 3: we add a credit to your contract in the amount of:


*     2% of each purchase payment received:

      -- if you elect the seven-year surrender charge schedule for your contract.

*     3% of each purchase payment received

      -- if you elect the ten-year surrender charge schedule for your contract*.


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



Surrender charges under RAVA 4 Advantage and RAVA 4 Advantage - Band 3 may be higher and longer than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, there could be circumstances where you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. All things being equal (such as fund performance and availability), this may occur if you select the ten-year surrender charge and you make a full surrender in years five through ten. We pay for the credits under RAVA 4 Advantage and RAVA 4 Advantage - Band 3 primarily through revenue from a higher and longer surrender charge schedule and through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.

FOR RAVA 4 SELECT: we add a credit to your contract in the amount of 1% of each purchase payment received in the first contract year if your initial purchase payment to the contract is at least $250,000 but less than $1,000,000.

FOR RAVA 4 SELECT- BAND 3: we add a credit to your contract in the amount of 2% of each purchase payment received in the first contract year.

Expenses under RAVA 4 Select and RAVA 4 Select - Band 3 may be higher than those for contracts that do not have purchase payment credits. The amount of the credits may be more than offset by the additional charges associated with them. Because of higher charges, you may be worse off purchasing one of these contracts with the credits than purchasing other contracts. We pay for the credits under RAVA 4 Select and RAVA 4 Select - Band 3 primarily through lower costs associated with larger sized contracts, including lower compensation paid on the sales of these contracts.


We fund all credits from our general account. We do not consider credits to be "investments" for income tax purposes.
(See "Taxes.")

We allocate each credit to your contract value when the applicable purchase payment is applied to your contract value.
We allocate such credits to your contract value according to allocation instructions in effect for your purchase payments.

We will reverse credits from the contract value for any purchase payment that is not honored. The amount returned to you under the free look provision also will not include any credits applied to your contract. (See "The Contract in Brief -
Free look period.")


We will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit, surrender payment, or settlement under an annuity payout plan includes purchase payment credits applied within twelve months preceding: (1) the date of death that results in a death benefit payment under this contract; (2) a request for surrender charge waiver due to Nursing Home Confinement or Terminal Illness Disability Diagnosis; or (3) your settlement of the contract under an annuity payout plan.* The amount we pay to you under these circumstances will always equal or exceed your surrender value.


We reserve the right to increase the amount of the credit for certain groups of contract owners. The increase will not be greater than 8% of total net purchase payments. We would pay for increases in credit amounts primarily through reduced expenses expected from such groups.


* The ten-year surrender charge under RAVA 4 Advantage and RAVA 4 Advantage - Band 3 is not available in Oregon. Contracts purchased in Oregon are only eligible for a 1% purchase payment credit if the initial purchase payment is at least $100,000. For contracts purchased in Oregon, we will assess a charge, similar to a surrender charge, equal to the amount of the purchase payment credits to the extent a death benefit, surrender payment, or your settlement under an annuity payout plan includes purchase payment credits applied within twelve months preceding the date of death that results in a death benefit payment under this contract only.


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


Charges

CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. Currently, we deduct $30 from your contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. The contract administrative charge is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. We reserve the right to increase this charge after the first contract anniversary to a maximum of $50.*

We will waive this $30 charge when your contract value, or total purchase payments less any payments surrendered, is $50,000 or more on the current contract anniversary.


If you surrender your contract, we will deduct the full charge at the time of surrender regardless of the contract value or purchase payments made. This charge does not apply after annuity payouts begin or when we pay death benefits.

* In certain states and for certain contracts we have waived our right to increase the contract administrative charge.

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee, which is a percentage of their average daily net assets, on an annual basis as follows:


                                                    RAVA 4 ADVANTAGE          RAVA 4 SELECT            RAVA ACCESS
For nonqualified annuities                                1.05%                   1.30%                   1.45%

For qualified annuities                                    .85%                   1.10%                   1.25%

This fee covers the mortality and expense risk that we assume.
Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the GPAs, the regular fixed account or the Special DCA fixed account.


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner lives and no matter how long our entire group of owners live. If, as a group, owners outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge more than $20.00 per contract and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

* first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

* then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

SURRENDER CHARGE


If you surrender all or part of your contract, you may be subject to a surrender charge. For RAVA 4 Advantage, a surrender charge applies if all or part of the surrender amount is from purchase payments we received within seven or ten years before surrender. You select the surrender charge period at the time of your application for the contract. For RAVA 4 Select, a


26 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS
surrender charge applies if you surrender all or part of your purchase payments in the first three contract years. There is no surrender charge for RAVA Access. The surrender charge percentages that apply to you are shown in your contract.

You may surrender an amount during any contract year without a surrender charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract includes the Withdrawal Benefit for Life rider:

CONTRACTS WITHOUT WITHDRAWAL BENEFIT FOR LIFE RIDER


The TFA is the greater of:

*     10% of the contract value on the prior contract anniversary*; and

*     current contract earnings.


CONTRACTS WITH WITHDRAWAL BENEFIT FOR LIFE RIDER


The TFA is the greatest of:

*     10% of the contract value on the prior contract anniversary*;


*     current contract earnings;

*     the Remaining Benefit Payment; and

*     the Remaining Annual Lifetime Payment.

* We consider all purchase payments received and any purchase payment credit applied prior to your surrender request to be the prior contract anniversary's contract value during the first contract year.

NOTE: We determine current contract earnings by looking at the entire contract value, not the earnings of any particular subaccount, GPA, the regular fixed account or the Special DCA fixed account.


Amounts surrendered in excess of the TFA may be subject to a surrender charge as described below.


SURRENDER CHARGE UNDER RAVA 4 ADVANTAGE:

For purposes of calculating any surrender charge under RAVA 4 Advantage, we treat amounts surrendered from your contract value in the following order:


1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next we surrender purchase payments received prior to the surrender charge period you selected and shown in your contract. We do not assess a surrender charge on these purchase payments.

3. Finally, if necessary, we surrender purchase payments received that are still within the surrender charge period you selected and shown in your contract. We surrender these payments on a first-in, first-out (FIFO) basis. We do assess a surrender charge on these payments.

We determine your surrender charge by multiplying each of your payments surrendered by the applicable surrender charge percentage, and then adding the total surrender charges.

27 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

The surrender charge percentage depends on the number of years since you made the payments that are surrendered, depending on the schedule you selected*:

                           SEVEN-YEAR SCHEDULE                             TEN-YEAR SCHEDULE*
               NUMBER OF COMPLETED                             NUMBER OF COMPLETED
             YEARS FROM DATE OF EACH    SURRENDER CHARGE     YEARS FROM DATE OF EACH    SURRENDER CHARGE
                PURCHASE PAYMENT           PERCENTAGE           PURCHASE PAYMENT           PERCENTAGE
                        0                       7%                      0                       8%

                        1                       7                       1                       8

                        2                       7                       2                       8

                        3                       6                       3                       7

                        4                       5                       4                       7

                        5                       4                       5                       6

                        6                       2                       6                       5

                        7+                      0                       7                       4

                                                                        8                       3

                                                                        9                       2

                                                                       10+                      0


* The ten-year surrender charge schedule under RAVA 4 Advantage is not available in Oregon. In Connecticut, Illinois and Utah, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama, Massachusetts, Oregon and Washington, we waive surrender charges after the tenth contract anniversary.

SURRENDER CHARGE UNDER RAVA 4 SELECT (EXCEPT TEXAS):

For purposes of calculating any surrender charge under RAVA 4 Select, we treat amounts surrendered from your contract value in the following order:


1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, if necessary, we surrender purchase payments. We do assess a surrender charge on these payments during the first three contract years as follows:

                  CONTRACT YEAR    SURRENDER CHARGE PERCENTAGE

                        1                       7%

                        2                       7

                        3                       7

                        Thereafter              0



28 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

SURRENDER CHARGE UNDER RAVA 4 SELECT IN TEXAS:

For purposes of calculating any surrender charge under RAVA 4 Select in Texas, we treat amounts surrendered from your contract value in the following order:


1. First, we surrender the TFA. We do not assess a surrender charge on the TFA.

2. Next, if necessary, we surrender purchase payments. We surrender amounts from the oldest purchase payments first. We do assess a surrender charge on these payments during the first three contract years as follows:

                                               SURRENDER CHARGE PERCENTAGE
                                   (AS A PERCENTAGE OF PURCHASE PAYMENTS SURRENDERED)
                                                    IN CONTRACT YEAR
         PAYMENTS MADE IN CONTRACT YEAR   1                 2                 3            THEREAFTER
                        1                8%                 7%                6%                0%

                        2                                   8                 7                 0

                        3                                                     8                 0

                        Thereafter                                                              0


SURRENDER CHARGE UNDER RAVA ACCESS:

There is no surrender charge if you surrender all or part of your contract.


PARTIAL SURRENDERS:

For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge.


For an example, see Appendix C.


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.17% if the assumed investment rate is 3.5% and 6.67% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF SURRENDER CHARGES

We do not assess surrender charges for:

*     surrenders of any contract earnings;

* surrenders of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


* if you elected the Withdrawal Benefit for Life rider, the greater of your contract's Guaranteed Benefit Payment or Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


* amounts surrendered after the tenth contract anniversary in Alabama, Massachusetts, Washington and Oregon;

* required minimum distributions from a qualified annuity provided the amount is no greater than the RMD amount calculated under your specific contract, currently in force;

* contracts settled using an annuity payout plan*, unless an Annuity Payout Plan E is later surrendered;

*     amounts we refund to you during the free look period*;

*     death benefits*;


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    ANNUITY - PROSPECTUS

* surrenders you make under your contract's "Waiver of Surrender Charges for Hospital or Nursing Home Confinement" provision*. To the extent permitted by state law, this provision applies when you are under age 76 on the date that we issue the contract. Under this provision, we will waive surrender charges that we normally assess upon full or partial surrender. You must provide proof satisfactory to us that, as of the date you request the surrender, you or your spouse are confined to a nursing home or hospital and have been for the prior 60 days and the confinement began after the contract date. (See your contract for additional conditions and restrictions on this waiver.); and

* surrenders you make under your contract's "Waiver of Surrender Charges for Terminal Illness Disability Diagnosis" provision.* To the extent permitted by state law, this provision applies when you are under age 76 on the date we issue the contract. Under this provision, we will waive surrender charges that we normally assess for surrenders you make if you are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of a licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed. (See your contract for additional conditions and restrictions on this waiver.)

* However, we will reverse certain purchase payment credits.
  (See "Buying your contract -- Purchase payment credits.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate certain charges such as the contract administrative and surrender charges. However, we expect this to occur infrequently.

ACCUMULATION BENEFIT RIDER FEE


We charge a fee for this optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.60% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary. We prorate this fee among the subaccounts and the regular fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the Special DCA fixed account. Such fee is only deducted from any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. The fee will only be deducted from the subaccounts in Washington. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Accumulation Benefit rider, you may not cancel it and the fee will continue to be deducted through the end of the waiting period or when annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee.

Currently, the Accumulation Benefit rider charge does not vary with the model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider fee for each model portfolio for new contract holders. The Accumulation Benefit rider fee will not exceed a maximum charge of 2.50%.

We will not change the Accumulation Benefit rider charge after the rider effective date unless:

(a) you choose the annual Elective Step Up after we have exercised our rights to increase the rider charge;

(b) you change your model portfolio after we have exercised our rights to increase the rider charge;

(c) you change your model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.


If you elect to change your model portfolio after we have exercised our right to increase the fee we charge for this rider, or after we have exercised our right to establish fees for this rider which vary by model portfolio, the increase in fees we charge for this rider will become effective on the contract anniversary following your change of model portfolio. Any model portfolio changes on the contract anniversary will have the new charge effective on that contract anniversary. Also, in the


30  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
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


event you change your model portfolio twice in the same contract year (see "Portfolio Navigator Asset Allocation Program"), the fee we charge for this rider will be the greatest fee applicable to any model portfolio which you have selected during the contract year.


If you choose the Elective Step Up or change your model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your model portfolio. For Elective Step Ups, this change will be in effect for the entire contract year.


The fee does not apply after annuity payouts begin.

(1) Available if you are 80 or younger at the rider effective date. You must select a model portfolio with this rider
    (see "Portfolio Navigator Asset Allocation Program"). Not available with Withdrawal Benefit for Life.

WITHDRAWAL BENEFIT FOR LIFE RIDER FEE

We charge a fee for this optional feature only if you select it.(1) If selected, we deduct an annual fee of 0.65% of the greater of the contract anniversary value or the remaining benefit amount (RBA). We prorate this fee among the subaccounts and the regular fixed account (if applicable) in the same proportion as your interest in each bears to your total contract value, less any amounts invested in the GPAs and in the Special DCA fixed account. Such fee is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. The fee will only be deducted from the subaccounts in Washington. We will modify this prorated approach to comply with state regulations where necessary.

(1) Available if you are 80 or younger at the rider effective date. You must select a model portfolio with this rider. (see "Portfolio Navigator Asset Allocation
    Program").

Once you elect the Withdrawal Benefit for Life rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee, adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA or the annual lifetime payment (ALP) goes to zero but the contract value has not been depleted, you will continue to be charged.

Currently, the Withdrawal Benefit for Life rider charge does not vary with the PN program model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio for new contract owners. The Withdrawal Benefit for Life rider charge will not exceed a maximum charge of 1.50% for new contract owners.

We will not change the Withdrawal Benefit for Life rider charge after the rider effective date unless:

(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you change your PN program model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your PN program model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you chose the elective spousal continuation step up or change your model portfolio after we have exercised our right to increase the fee we charge for this rider, or after we have exercised our right to establish fees for this rider which vary by model portfolio, the increase in fees we charge for this rider will become effective on the contract anniversary following your change. Any changes on the contract anniversary will have the new fee effective on that contract anniversary. Also, in the event you change your model portfolio more than once in the same contract year (see "Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program"), the fee we charge for this rider will be the greatest fee applicable to any model portfolio which you have selected during the contract year.

If you chose the elective step up, you will pay the fee in effect on the valuation date we receive your written request to step up. If you chose an elective step up on the first contract anniversary, any increase in fees we charge for this rider for the Step up will not become effective until the third contract year. In the event of more than one change in model portfolio and/or elective step up occurring in the same contract year, the fee we charge for this rider will be the highest fee applicable to any of these changes.

The fee does not apply after annuity payouts begin.


31 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

ROPP RIDER FEE


We charge a fee for this optional feature only if you select it.(2) If selected, we deduct an annual fee of 0.20% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such fee is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.30%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.


(2) Available if you are 76 or older at the rider effective date. ROPP is included in the standard death benefit if you are age 75 or younger on the contract effective date at no additional cost. May not be available in all states.

MAV RIDER FEE

We charge a fee for this optional feature only if you select it.(3) If selected, we deduct an annual fee of 0.25% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such fee is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.35%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.


(3) Available if you are 75 or younger at the rider effective date. Not available with 5-Year MAV. May not be available in all states.

5-YEAR MAV RIDER FEE

We charge a fee for this optional feature only if you select it.(4) If selected, we deduct an annual fee of 0.10% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and regular fixed account in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such fee is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.20%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.


(4) Available if you are 75 or younger at the rider effective date. Not available with MAV. May not be available in all states.

EEB RIDER FEE

We charge a fee for this optional feature only if you select it.(5) If selected, we deduct an annual fee of 0.30% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and regular fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such fee is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.40%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.


(5) Available if you are 75 or younger at the rider effective date. Not available with EEP. May not be available in all states.


32 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

EEP RIDER FEE


We charge a fee for this optional feature only if you select it.(6) If selected, we deduct an annual fee of 0.40% of your contract value on your contract anniversary at the end of each contract year. We prorate this fee among the subaccounts and regular fixed accounts in the same proportion your interest in each account bears to your total contract value, less amounts invested in the GPAs and the Special DCA fixed account. Such fee is only deducted from GPAs and any Special DCA fixed account if insufficient amounts are available in the regular fixed account and the subaccounts. In this case, we prorate the fee among all accounts in the same proportion your interest in each account bears to your total contract value. We reserve the right to increase the fee for this rider after the tenth rider anniversary to a maximum of 0.50%.


If the contract is terminated for any reason, we will deduct the charge at that time, adjusted for the number of calendar days coverage was in effect during the year.


(6) Available if you are 75 or younger at the rider effective date. Not available with EEB. May not be available in all states. EEP is only available on contracts purchased through a direct transfer or exchange of another annuity or a life insurance policy.


RIDER COMBINATION DISCOUNT

A fee discount of 0.05% applies if you purchase 5-Year MAV with either EEB or EEP. A fee discount of 0.10% applies if you purchase MAV with either EEB or EEP.


FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds").


PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you surrender your contract.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPA

We value the amounts you allocate to the GPA directly in dollars. The GPA value equals:

* the sum of your purchase payments and purchase payment credits allocated to the GPA;


* plus any amounts transferred to the GPA from the regular fixed account or subaccounts;


*     plus interest credited;

* minus any amounts transferred from the GPA to the regular fixed account or any subaccount;


*     minus any amounts deducted for charges or surrenders;


*     plus or minus any applicable MVA; and/or


* minus any remaining portion of fees where the values of the regular fixed account and the subaccounts are insufficient to cover those fees.


33 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

REGULAR FIXED ACCOUNT

We value the amounts you allocate to the regular fixed account directly in dollars. The regular fixed account value equals:

* the sum of your purchase payments and purchase payment credits and transfer amounts allocated to the regular fixed account;


*     plus interest credited;

* minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out;

* minus any prorated portion of the contract administrative charge;

* minus any prorated portion of the ROPP rider fee (if selected);

* minus any prorated portion of the MAV rider fee (if selected);

*     minus any prorated portion of the 5-Year MAV rider fee
      (if selected);

* minus any prorated portion of the EEB rider fee (if selected);

* minus any prorated portion of the EEP rider fee (if selected);


* minus any prorated portion of the Accumulation Benefit rider fee (if selected)*; and

* minus any prorated portion of the Withdrawal Benefit for Life rider fee (if selected)*.


* The fee can only be deducted from the subaccounts in Washington.


SPECIAL DCA FIXED ACCOUNT

We value the amounts you allocate to the Special DCA fixed account directly in dollars. The Special DCA fixed account value equals:

* the sum of your purchase payments and purchase payment credits allocated to the Special DCA fixed account;


*     plus interest credited;

* minus the sum of amounts surrendered (including any applicable surrender charges);

*     minus amounts transferred out; and


* minus any remaining portion of fees where the values of the regular fixed account and the subaccounts are insufficient to cover those fees.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts or we apply any purchase payment credits to a subaccount, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge, a surrender charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.


34  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
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
WE DETERMINE THE NET INVESTMENT FACTOR BY:

* adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

* dividing that sum by the previous adjusted net asset value per share; and

* subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS:
accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

* additional purchase payments you allocate to the subaccounts;

* any purchase payment credits allocated to the subaccounts;

*     transfers into or out of the subaccounts;

*     partial surrenders;

*     surrender charges;

and a deduction of:

* a prorated portion of the contract administrative charge;

*     a prorated portion of the ROPP rider fee (if selected);

*     a prorated portion of the MAV rider fee (if selected);

* a prorated portion of the 5-Year MAV rider fee (if selected);

*     a prorated portion of the EEB rider fee (if selected);

*     a prorated portion of the EEP rider fee (if selected);


*     a prorated portion of the Accumulation Benefit rider fee
      (if selected); and/or

* a prorated portion of the Withdrawal Benefit for Life rider fee (if selected);.


Accumulation unit values will fluctuate due to:

*     changes in fund net asset value;

*     fund dividends distributed to the subaccounts;

*     fund capital gains or losses;

*     fund operating expenses; and/or

*     mortality and expense risk fees.

35 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING


Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). Automated transfers from the regular fixed account to the subaccounts under automated dollar-cost averaging may not exceed an amount that, if continued, would deplete the regular fixed account within 12 months. For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the regular fixed account to one or more subaccounts. You may not set up an automated transfer to or from the GPAs. You may not set up an automated transfer to the regular fixed account or the Special DCA fixed account. You may not set up an automated transfer if the Withdrawal Benefit for Life, Accumulation Benefit, or PN program is selected. There is no charge for dollar-cost averaging.


This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works

                                                                           NUMBER
                                       AMOUNT         ACCUMULATION        OF UNITS
                      MONTH           INVESTED         UNIT VALUE         PURCHASED

                       Jan              $100              $20               5.00

                       Feb               100               18               5.56

                       Mar               100               17               5.88

                       Apr               100               15               6.67

                       May               100               16               6.25

                      June               100               18               5.56

                      July               100               17               5.88

                       Aug               100               19               5.26

                      Sept               100               21               4.76

                       Oct               100               20               5.00




You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.


BY INVESTING AN EQUAL NUMBER OF DOLLARS EACH MONTH ...YOU AUTOMATICALLY BUY MORE UNITS WHEN THE PER UNIT MARKET PRICE IS LOW ...AND FEWER UNITS WHEN THE PER UNIT MARKET PRICE IS HIGH.


36 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM


If your purchase payment is at least $10,000, you can choose to participate in the Special DCA program (if available). There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment and any applicable purchase payment credit to a six-month Special DCA fixed account according to the following rules:

* You may only allocate a new purchase payment of at least $10,000 to a Special DCA fixed account.

* You cannot transfer existing contract values into a Special DCA fixed account.

* Each Special DCA arrangement consists of six monthly transfers that begin seven days after we receive your purchase payment.

* We make monthly transfers of your Special DCA fixed account value into the subaccounts or PN program model portfolio you select.

* You may not use the regular fixed account or the Special DCA fixed account as a destination for the Special DCA monthly transfer. (Exception: if an PN program is in effect, and the model portfolio you have selected includes the regular fixed account, amounts will be transferred from the Special DCA fixed account to the regular fixed account according to the allocation percentage established for the model portfolio you have selected.)

* We will change the interest rate on each Special DCA fixed account from time to time at our discretion based on factors that include the competition and the interest rate we are crediting to the regular fixed account at the time of the change.

* We credit each Special DCA fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the length of the Special DCA arrangement on the balance remaining in your Special DCA fixed account. Therefore, the net effective interest rate you receive is less than the stated annual rate.

* We do not credit this interest after we transfer the value out of the Special DCA fixed account into the accounts you selected.

* Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA fixed account and allocate new purchase payments to it.

* Funding from multiple sources are treated as individual purchase payments and a new Special DCA fixed account is opened for each payment (if the Special DCA fixed accounts are available on the valuation date we receive your payment).

* You may terminate your participation in the Special DCA program at any time. If you do, for RAVA 4 Advantage and RAVA 4 Select, we will transfer the remaining balance from your Special DCA fixed account to the regular fixed account. Interest will be credited according to the rates in effect on the regular fixed account and not the rate that was in effect on the Special DCA fixed account. For RAVA Access, we will transfer the remaining balance from your Special DCA fixed account to variable subaccounts you specified in your termination request, or if no specification is made, according to your current purchase payment allocation. (Exception: if a PN program is in effect when you elect to end your participation in the Special DCA program, and the asset allocation program does not end at the same time, we will transfer the remaining balance to the model portfolio which is in effect).

* We can modify the terms of the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA fixed account. For more information on the Special DCA program, contact your sales representative.


The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

37 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

ASSET REBALANCING


You can ask us in writing to have the variable subaccount portion of your contract value allocated according to the percentages (in whole percentage amounts ) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semi-annually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs, regular fixed account or the Special DCA fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing or by any other method acceptable to us, to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

Different rules apply to asset rebalancing under the Portfolio Navigator program (see "Portfolio Navigator Asset Allocation Program" below).

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM (PN PROGRAM)

The PN program is available for nonqualified annuities and for qualified annuities. The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in a fund with a particular investment objective (underlying fund), and may include certain GPAs and/or the regular fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract includes an optional Accumulation Benefit rider or Withdrawal Benefit for Life rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your sales representative can provide you with additional information and can answer questions you may have on the PN program.

SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.


Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.

We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar


38 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio.

In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Portfolio Funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios.


As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Portfolio Funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Portfolio Funds, monitors the performance of the RiverSource Variable Portfolio Funds. In this role RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Portfolio Funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Portfolio Fund. RiverSource Investments also may believe that certain RiverSource Variable Portfolio Funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.


RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.


RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the regular fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.


Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.


PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your sales representative can help you make this determination. In addition, your sales representative may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither IDS Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the regular fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, the regular fixed account and/or any GPAs (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.


Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

39 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

* no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

* no MVA will apply if you reallocate your contract value according to an updated model portfolio); and


* no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period Accounts -- Market Value Adjustment.")


If you initially allocate qualifying purchase payments and applicable purchase payment credits to the Special DCA fixed account, when available (see "The Special DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the Special DCA fixed account (and subaccounts we may choose to allow for DCA arrangements which are not part of a model portfolio -- "excluded accounts") into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. Model portfolios also may be evaluated in connection with the liquidation, substitution or merger of an underlying fund, a change in the investment objective of an underlying fund or when an underlying fund stops selling its shares to the variable account. As a result, the model portfolios may be updated from time to time with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the Special DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the Special DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the Special DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.

In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes the Withdrawal Benefit for Life rider, we reserve the right to limit the number of model portfolios which you can select based on the dollar amount of purchase payments you make, subject to state
restrictions. If your contract includes an optional   Accumulation
Benefit or Withdrawal Benefit for Life rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your optional Accumulation Benefit or Withdrawal Benefit for Life rider.


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a

40 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS
period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.

We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes the right to offer more or fewer model portfolios and to vary the allocation options and/or allocation percentages within those model portfolios. If permitted under applicable securities law, we reserve the right to substitute a fund of funds for your current model portfolio. We also reserve the right to discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


PN PROGRAM UNDER THE ACCUMULATION BENEFIT RIDER AND WITHDRAWAL BENEFIT FOR LIFE RIDER.

If you purchase the optional Accumulation Benefit rider or the optional Withdrawal Benefit for Life rider, you are required to participate in the PN program under the terms of each rider.

*     ACCUMULATION BENEFIT RIDER: You cannot terminate the
      Accumulation Benefit rider. As long as the Accumulation Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Benefit rider automatically ends at the end of the waiting period as does your participation in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full surrender. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL END OF WAITING PERIOD.

* WITHDRAWAL BENEFIT FOR LIFE RIDER: The Withdrawal Benefit for Life rider requires that your contract value be invested in one of the model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full surrender if you do not want to participate in any of the model portfolios. Surrender charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE WITHDRAWAL BENEFIT FOR LIFE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.

OPTIONAL PN PROGRAM

If you do not select the optional Accumulation Benefit rider or the optional Withdrawal Benefit for Life rider with your contract, you may elect to participate in the PN program by adding the optional PN program to your contract at no additional charge. You can elect to participate in the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the PN program will end. You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from a Special DCA fixed account (see "Special Dollar-Cost Averaging (Special
DCA) Program") or an excluded account. Partial surrenders do not cancel the PN program. The PN program will terminate on the date you make a full surrender from your contract or on your settlement date.



41 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

TRANSFERRING BETWEEN ACCOUNTS

The transfer rights discussed in this section do not apply while a model portfolio is in effect.


You may transfer contract value from any one subaccount, GPAs or the regular fixed account, to another subaccount before annuity payouts begin. For RAVA 4 Advantage and RAVA 4 Select contracts, certain restrictions apply to transfers involving the GPAs and the regular fixed account. For RAVA Access contracts, you cannot transfer to the regular fixed account unless it is included in the PN program model portfolio that you selected.


When your request to transfer will be processed depends on when we receive it:

* If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

* If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.


WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE OR LESS RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.


Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

* diluting the value of an investment in an underlying fund in which a subaccount invests;

* increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

* preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.


In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.



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    ANNUITY - PROSPECTUS

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If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

*     requiring transfer requests to be submitted only by first-class
      U.S. mail;

* not accepting hand-delivered transfer requests or requests made by overnight mail;

*     not accepting telephone or electronic transfer requests;

*     requiring a minimum time period between each transfer;

* not accepting transfer requests of an agent acting under power of attorney;

*     limiting the dollar amount that you may transfer at any one time;
      or

*     suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.


We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE, EXCHANGE AND REDEMPTION OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE BUT NOT BE LIMITED TO PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:


* Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.


* Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

* Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

* Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.



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*     Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSES TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.


For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES


FOR RAVA 4 ADVANTAGE AND RAVA 4 SELECT

* Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and regular fixed account at any time. The amount transferred to any GPA must be at least $1,000. However, if you made a transfer from the regular fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the regular fixed account until the next contract anniversary. We reserve the right to limit transfers to the regular fixed account if the interest rate we are then currently crediting to the regular fixed account is equal to the minimum interest rate stated in the contract.

* You may transfer contract values from the regular fixed account to the subaccounts or the GPAs once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the regular fixed account are not subject to an MVA.

      Currently, transfers out of the regular fixed account are limited to the greater of: a) 30% of the regular fixed account value at the beginning of the contract year, or b) the amount transferred out of the regular fixed account in the previous contract year, excluding any automated transfer amounts. If an automated dollar-cost averaging arrangement is established within 30 days of contract issue, the 30% limitation does not apply to transfers made from the regular fixed account to the subaccounts for the duration of this initial arrangement.

* You may transfer contract values from any GPA to the subaccounts, regular fixed account or other GPA any time after 60 days of transfer or payment allocation into such GPA. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

* If we receive your request within 30 days before the contract anniversary date, the transfer from the regular fixed account to the subaccounts will be effective on the anniversary.

* If we receive your request on or within 30 days after the contract anniversary date, the transfer from the regular fixed account to the subaccounts or GPAs will be effective on the valuation date we receive it.

* We will not accept requests for transfers from the regular fixed account at any other time.

*     You may not make a transfer to the Special DCA fixed account.

* Once annuity payouts begin, you may not make transfers to or from the GPAs or the regular fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise. When annuity payments begin, you must transfer all contract value out of any GPAs.



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FOR RAVA ACCESS

* Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs at any time. The amount transferred to any GPA must be at least $1,000.

* You may not make a transfer to the regular fixed account unless it is part of a model portfolio that you elect to participate in.

* You may transfer contract values from the regular fixed account to the subaccounts or the GPAs at any time. Transfers from the regular fixed account are not subject to an MVA.

* You may transfer contract values from any GPA to the subaccounts, or other GPA any time after 60 days of transfer or payment allocation into such GPA. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

* You may not make a transfer to the Special DCA fixed account.

* Once annuity payouts begin, you may not make transfers to or from the GPAs or from the regular fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise. When annuity payments begin, you must transfer all contract value out of any GPAs.


HOW TO REQUEST A TRANSFER OR SURRENDER

1 By letter

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:

IDS LIFE INSURANCE COMPANY

70100 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or surrenders:           $250 or entire account balance

MAXIMUM AMOUNT

Transfers or surrenders:           Contract value or entire account balance


* Failure to provide your Social Security Number or Taxpayer
  Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


2 By automated transfers and automated partial surrenders


Your sales representative can help you set up automated transfers or partial surrenders among your subaccounts or regular fixed account (if available).


You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.


* Automated transfers to the GPAs, the regular fixed account or the Special DCA fixed account are not allowed.



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*     Automated transfers from the regular fixed account to the
      subaccounts under an automated dollar-cost averaging arrangement may not exceed an amount that, if continued, would deplete the regular fixed account within 12 months. This limitation does not apply to automated transfers from the regular fixed account under RAVA Access.


* Automated surrenders may be restricted by applicable law under some contracts.

* You may not make additional purchase payments if automated partial surrenders are in effect.

* Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

* The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

* If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

MINIMUM AMOUNT

Transfers or surrenders:           $50

MAXIMUM AMOUNT


Transfers or surrenders:           None (except for automated transfers from
                                   the regular fixed account)


3 By phone

Call between 7 a.m. and 7 p.m. Central time:

(800) 862-7919

TTY service for the hearing impaired:

(800) 285-8846

MINIMUM AMOUNT

Transfers or surrenders:           $250 or entire account balance

MAXIMUM AMOUNT

Transfers:              Contract value or entire account balance

Surrenders:             $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.


We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.


Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

SURRENDERS

You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after


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    ANNUITY - PROSPECTUS
the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges, surrender charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").


Any partial surrenders you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected also will be reduced. If you have elected the Withdrawal Benefit for Life rider and your partial surrenders in any contract year exceed the permitted surrender amount under the terms of the Withdrawal Benefit for Life rider, your benefits under the rider may be reduced (see "Optional Benefits -- Guaranteed Minimum Withdrawal Benefit for Life"). In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

SURRENDER POLICIES

If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all your subaccounts and/or the regular fixed account, in the same proportion as your value in each account correlates to your total contract value, less any GPA or Special DCA fixed account. We will not withdraw money for a partial surrender from any GPAs or Special DCA fixed account you may have, unless insufficient amounts are available from your subaccounts and/or regular fixed account. However, you may request specifically surrender from a GPA or Special DCA fixed account. The minimum contract value after partial surrender is $600.


RECEIVING PAYMENT

1 By regular or express mail

*     payable to you;

*     mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 By wire

*     request that payment be wired to your bank;

*     bank account must be in the same ownership as your contract; and

*     pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

     -- the surrender amount includes a purchase payment check that has not cleared;

     -- the NYSE is closed, except for normal holiday and weekend closings;

     -- trading on the NYSE is restricted, according to SEC rules;

     -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

     -- the SEC permits us to delay payment for the protection of security holders.


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


TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

* Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

     -- you are at least age 59-1/2;

     -- you are disabled as defined in the Code;

     -- you severed employment with the employer who purchased the contract; or

     -- the distribution is because of your death.

* If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

* Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

* The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.


* If the contract has a loan provision, the right to receive a loan is described in detail in your contract. Loans will not be available if you have selected the Withdrawal Benefit for Life or Accumulation Benefit rider.


Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


Please consider carefully whether or not you wish to change ownership of your nonqualified annuity if you have elected the ROPP, MAV, 5-Year MAV, EEB, EEP, Accumulation Benefit or Withdrawal Benefit for Life. If you change ownership of your contract, we will terminate the ROPP and EEP. This includes both the EEP Part I benefits and the EEP Part II benefits. (See the description of these terms in "Optional Benefits".) In addition, the terms of the EEB, MAV and the 5-Year MAV will change due to a change of ownership. If the new owner is older than age 75, the EEB will terminate. Otherwise, the EEB will effectively "start over." We will treat the EEB as if it is issued on the day the change of ownership is made, using the attained age of the new owner as the "issue age" to determine the benefit levels. The account value on the date of the ownership change will be treated as a "purchase payment" in determining future values of "earnings at death" under the EEB. If the new owner is older than age 75, the MAV and 5-Year MAV will terminate. If the MAV or the 5-Year MAV on the date of ownership change is greater than the account value on the date of the ownership change, we will set the MAV or the 5-Year MAV equal to the account value. Otherwise, the MAV or the 5-Year MAV value will not change due to a change



48  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
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



in ownership. The Accumulation Benefit rider and the Withdrawal Benefit for Life rider will continue upon change of ownership. Please see the descriptions of these riders in "Optional Benefits."


The rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force) for any rider that continues after a change of ownership. We reserve the right to assess charges for the number of days the rider was in force for any rider that is terminated due to a change of ownership.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in similar capacity, ownership of the contract may be transferred to the annuitant.

BENEFITS IN CASE OF DEATH -- STANDARD DEATH BENEFIT

We will pay the death benefit to your beneficiary upon your death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner. If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

If you are age 75 or younger on the date we issue the contract, the beneficiary receives the greater of:

* contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

*     purchase payments minus adjusted partial surrenders.

If you are age 76 or older on the date we issue the contract, the beneficiary receives the contract value, less any purchase payment credits subject to reversal, less a pro rata portion of rider fees.

Adjusted partial surrenders

                          PS x DB

                             CV

   PS   = surrender including any applicable surrender
          charge.

   DB   = the death benefit on the date of (but prior to) the partial surrender.

   CV   = the contract value on the date of (but prior to) the partial surrender.

EXAMPLE OF STANDARD DEATH BENEFIT CALCULATION WHEN YOU ARE AGE 75 OR YOUNGER ON THE CONTRACT EFFECTIVE DATE:

* You purchase the contract with a payment of $20,000 on Jan. 1, 2005.

* On March 1, 2006 the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

       We calculate the death benefit on March 1, 2006 as follows:

       The total purchase payments minus adjustments for partial surrenders:

       Total purchase payments                                   $20,000

       minus adjusted partial surrenders, calculated as:

         $1,500 x $20,000  =                                     - 1,667
             $18,000

       for a death benefit of:                                   $18,333


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IF YOU DIE BEFORE YOUR SETTLEMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date that our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. The death benefit will never be less than the surrender value adjusted by the MVA formula. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the settlement date, your spouse may keep the contract as owner. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse elects to keep the contract as owner, the following describes the standard death benefit:

* If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of your spouse's contract receives the greater of:


      * contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

      *     purchase payments minus adjusted partial surrenders.


If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less a pro rata portion of rider fees.

If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders.

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

* the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

* payouts begin no later than one year after your death, or other date as permitted by the IRS; and


* the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

* SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects to treat the contract as his/her own, the following describes the standard death benefit:


* If your spouse was age 75 or younger as of the date we issued the contract, the beneficiary of your spouse's contract receives the greater of:


      * contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

      *     purchase payments minus adjusted partial surrenders.


If your spouse was age 76 or older as of the date we issued the contract, the beneficiary of your spouse's contract receives the contract value, less any purchase payment credits subject to reversal, less a pro rata portion of rider fees.


If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70-1/2. If you attained age 70-1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


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If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.

* NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70-1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70-1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:


      * the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and


      * payouts begin no later than one year following the year of your death; and

      * the payout period does not extend beyond the beneficiary's life or life expectancy.

      * ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.


DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. We will pay the death benefit by check unless your beneficiary has chosen to have the death benefit payment directly deposited into a checking account.


OPTIONAL BENEFITS


OPTIONAL DEATH BENEFITS


RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROPP)

The ROPP is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

* contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

*     purchase payments minus adjusted partial surrenders.

Adjusted partial surrenders for the ROPP death benefit

                          PS x DB

                             CV

     PS = the partial surrender including any applicable surrender charge.

     DB = the death benefit on the date of (but prior to) the partial surrender.

     CV = the contract value on the date of (but prior to) the partial surrender.

The death benefit will never be less than the surrender value adjusted by the MVA formula.

If this ROPP rider is available in your state and you are age 76 or older at contract issue, you may choose to add the ROPP to your contract. Generally, you must elect the ROPP at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the ROPP may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the ROPP for new contracts.

When annuity payouts begin, or if you terminate the contract for any reason other than death, this rider will terminate.



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


TERMINATING THE ROPP

* You may terminate the ROPP rider within 30 days of the first contract anniversary after the rider effective date.

* You may terminate the ROPP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

* The ROPP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

If you terminate the ROPP, the standard death benefit applies.


For an example, see Appendix D.

IF YOUR SPOUSE IS THE SOLE BENEFICIARY AND WAS AGE 76 OR OLDER AS OF THE DATE WE ISSUED THE CONTRACT, he or she may choose to continue the ROPP. In that case, the ROPP rider charges described in "Charges -- ROPP Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary. Your spouse also has the option of discontinuing the ROPP rider within 30 days of the date he or she elects to continue the contract. If your spouse is age 75 or younger as of the date we issued the contract, the ROPP will terminate.


NOTE: For special tax considerations associated with the ROPP, see
"Taxes."

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)


The MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The MAV does not provide any additional benefit before the first contract anniversary after the rider effective date. The MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum anniversary value at age 81, the MAV rider fee continues to apply until the rider terminates. In addition, the MAV does not provide any additional benefit with respect to the GPAs, regular fixed account or Special DCA fixed account values during the time you have amounts allocated to these accounts. Be sure to discuss with your sales representative whether or not the MAV is appropriate for your situation.


If this MAV rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the MAV to your contract. Generally, you must elect the MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the MAV for new contracts.

On the first contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every contract anniversary after that, through age 80, we compare the previous anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

* contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

*     purchase payments minus adjusted partial surrenders; or

* the maximum anniversary value as calculated on the most recent contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

The death benefit will never be less than the surrender value adjusted by the MVA formula.



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


TERMINATING THE MAV

* You may terminate the MAV rider within 30 days of the first contract anniversary after the rider effective date.

* You may terminate the MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

* The MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

* The MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the MAV, the standard death benefit applies.


For an example, see Appendix D.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the MAV rider, the contract value will be increased to the MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.

MAXIMUM FIVE YEAR ANNIVERSARY VALUE DEATH BENEFIT (5-YEAR MAV)

The 5-Year MAV is intended to provide additional death benefit protection in the event of fluctuating fund values. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The 5-Year MAV does not provide any additional benefit before the fifth contract anniversary after the rider effective date. The 5-Year MAV may be of less value if you are older since we stop resetting the maximum anniversary value at age 81. Although we stop resetting the maximum five year anniversary value at age 81, the 5-Year MAV rider fee continues to apply until the rider terminates. In addition, the 5-Year MAV does not provide any additional benefit with respect to the GPAs, regular fixed account or Special DCA fixed account values during the time you have amounts allocated to these accounts. Be sure to discuss with your sales representative whether or not the 5-Year MAV is appropriate for your situation.


If this 5-Year MAV rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the 5-Year MAV to your contract. Generally, you must elect the 5-Year MAV at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the 5-Year MAV may be after we issue the contract according to terms determined by us and at our sole discretion. We reserve the right to discontinue offering the 5-Year MAV for new contracts.

On the fifth contract anniversary after the rider effective date we set the maximum anniversary value equal to the highest of your (a) current contract value, or (b) total purchase payments minus adjusted partial surrenders. Every fifth contract anniversary after that, through age 80, we compare the previous 5-year anniversary's maximum anniversary value plus subsequent purchase payments less subsequent adjusted partial surrenders to the current contract value and we reset the maximum anniversary value to the higher of these values. We stop resetting the maximum anniversary value at age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial surrenders from the maximum anniversary value.

If you die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

* contract value, less any purchase payment credits subject to reversal less a pro rata portion of rider fees; or

*     purchase payments minus adjusted partial surrenders; or

* the maximum anniversary value as calculated on the most recent fifth contract anniversary plus subsequent purchase payments made to the contract minus adjustments for partial surrenders since that contract anniversary.

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    ANNUITY - PROSPECTUS

The death benefit will never be less than the surrender value adjusted by the MVA formula.

TERMINATING THE 5-YEAR MAV

* You may terminate the 5-Year MAV rider within 30 days of the first contract anniversary after the rider effective date.

* You may terminate the 5-Year MAV rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

* The 5-Year MAV rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

* The 5-Year MAV rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.

If you terminate the 5-Year MAV, the standard death benefit applies.


For an example, see Appendix D.

IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, your spouse may choose to continue the contract as the contract owner. The contract value will be equal to the death benefit that would otherwise have been paid under the 5-Year MAV. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. If your spouse has reached age 76 at the time he or she elects to continue the contract, the 5-Year MAV rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she may choose to continue the 5-Year MAV rider. In this case, the rider charges described in "Charges" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the 5-Year MAV rider. If, at the time he or she elects to continue the contract, your spouse has not yet reached age 76 and chooses not to continue the 5-Year MAV rider, the contract value will be increased to the 5-Year MAV death benefit amount if it is greater than the contract value on the death benefit valuation date.


ENHANCED EARNINGS DEATH BENEFIT (EEB)

The EEB is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEB provides for reduced benefits if you are age 70 or older at the rider effective date and it does not provide any additional benefit before the first contract anniversary. The EEB also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because the benefit paid by the EEB is determined by the amount of earnings at death. Be sure to discuss with your sales representative and your tax advisor whether or not the EEB is appropriate for your situation.

If this EEB rider is available in your state and you are age 75 or younger at the rider effective date, you may choose to add the EEB to your contract. Generally, you must elect the EEB at the time you purchase your contract and your rider effective date will be the contract issue date. In some instances the rider effective date for the EEB may be after we issue the contract according to terms determined by us and at our sole discretion. You may not select this rider if you select the EEP. We reserve the right to discontinue offering the EEB for new contracts.

The EEB provides that if you die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

* the standard death benefit amount (see "Benefits in Case of Death -- Standard Benefit"), the MAV death benefit amount, if applicable, or the 5-Year MAV death benefit amount, if applicable,


54  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
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


PLUS

* 40% of your earnings at death if you were under age 70 on the rider effective date; or

* 15% of your earnings at death if you were age 70 or older on the rider effective date.

Additional death benefits payable under the EEB are not included in the adjusted partial surrender calculation.

EARNINGS AT DEATH FOR THE EEB AND EEP: If the rider effective date for the EEB or EEP is the contract issue date, earnings at death is an amount equal to:

   * the standard death benefit amount, the MAV death benefit amount, or the 5-Year MAV death benefit amount if applicable (the "death benefit amount")

   *  MINUS purchase payments not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously surrendered that are one or more years old.

If the rider effective date for the EEB is AFTER the contract issue date, earnings at death is an amount equal to the death BENEFIT amount

   *  MINUS the greater of:

   *  the contract value as of the EEB rider effective date
      (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

   * an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

   * PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered.

The earnings at death may not be less than zero and may not be more than 250% multiplied by:

   *  the greater of:

   *  the contract value as of the EEB rider effective date
      (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that contract value since that rider effective date; or

   * an amount equal to the death benefit amount as of the EEB rider effective date (determined before we apply any purchase payment or purchase payment credit), less any surrenders of that death benefit amount since that rider effective date

   * PLUS any purchase payments made on or after the EEB rider effective date not previously surrendered that are one or more years old.

TERMINATING THE EEB

* You may terminate the EEB rider within 30 days of the first contract anniversary after the rider effective date.

* You may terminate the EEB rider within 30 days of any contract anniversary beginning with the seventh contract anniversary after the rider effective date.

* The EEB rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

* The EEB rider will terminate in the case of spousal continuation or ownership change if the new owner is age 76 or older.


For an example, see Appendix D.



55  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
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


IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEB. If the spouse is age 76 or older at the time he or she elects to continue the contract, then the EEB rider will terminate. If your spouse is less than age 76 at the time he or she elects to continue the contract, he or she may choose to continue the EEB. In this case, the following conditions will apply:

* the EEB rider will continue, but we will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

* the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue THE contract.

*     the EEB rider charges described in "Charges -- EEB Rider
      Fee" will be assessed at the next contract anniversary (and all future anniversaries when the rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEB rider.

NOTE: For special tax considerations associated with the EEB, see
"Taxes."

ENHANCED EARNINGS PLUS DEATH BENEFIT (EEP)

The EEP is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The EEP provides for reduced benefits if you are age 70 or older at the rider effective date. It does not provide any additional benefit before the first contract anniversary and it does not provide any benefit beyond what is offered under the EEB during the second contract year. The EEP also may result in reduced benefits if you take RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions") from your qualified annuity or any partial surrenders during the life of your contract, both of which may reduce contract earnings. This is because part of the benefit paid by the EEP is determined by the amount of earnings at death. Be sure to discuss with your sales representative and your tax advisor whether or not the EEP is appropriate for your situation.

If this EEP rider is available in your state and you are age 75 or younger at contract issue, you may choose to add the EEP to your contract. You must elect the EEP at the time you purchase your contract and your rider effective date will be the contract issue date. THIS RIDER IS ONLY AVAILABLE UNDER ANNUITIES PURCHASED THROUGH AN EXCHANGE OR DIRECT TRANSFER FROM ANOTHER ANNUITY OR A LIFE INSURANCE POLICY. You may not select this rider if you select the EEB. We reserve the right to discontinue offering the EEP for new contracts.

The EEP provides that if you die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

* EEP Part I benefits, which equal the benefits payable under the EEB described above;

PLUS

* EEP Part II benefits, which equal a percentage of exchange purchase payments identified at issue not previously surrendered AS follows:

                                   PERCENTAGE IF YOU ARE                        PERCENTAGE IF YOU ARE
CONTRACT YEAR            UNDER AGE 70 ON THE RIDER EFFECTIVE DATE      70 OR OLDER ON THE RIDER EFFECTIVE DATE
One and Two                                  0%                                         0%

Three and Four                              10%                                         3.75%

Five or more                                20%                                         7.5%

Additional death benefits payable under the EEP are not included in the adjusted partial surrender calculation.

If after 6 months, no exchange purchase payments have been received, we will contact you and you will have an additional 30 days to follow-up on exchange purchase payments identified at issue but not received by us. If after these 30 days we have not received any exchange purchase payments, we will convert the EEP rider into an EEB.

Another way to describe the benefits payable under the EEP rider is as follows:

* the standard death benefit amount (see "Benefits in Case of Death -- Standard Death Benefit"), the MAV death benefit amount, or 5-Year MAV death benefit amount, if applicable,

56  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
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


PLUS



-----------------------------------------------------------------------------------------------------------------------------------
                      IF YOU ARE UNDER AGE 70                                 IF YOU ARE AGE 70
-----------------------------------------------------------------------------------------------------------------------------------
CONTRACT YEAR         ON THE RIDER EFFECTIVE DATE, ADD ...                    OR OLDER ON THE RIDER EFFECTIVE DATE, ADD ...
-----------------------------------------------------------------------------------------------------------------------------------
         1            Zero                                                    Zero
-----------------------------------------------------------------------------------------------------------------------------------
         2            40% x earnings at death (see above)                     15% x earnings at death
-----------------------------------------------------------------------------------------------------------------------------------
         3 & 4        40% x (earnings at death + 25% of exchange              15% x (earnings at death + 25% of exchange purchase
                      purchase payment*)                                      payment*)
-----------------------------------------------------------------------------------------------------------------------------------
         5+           40% x (earnings at death + 50% of exchange              15% x (earnings at death + 50% of exchange purchase
                      purchase payment*)                                      payment*)
-----------------------------------------------------------------------------------------------------------------------------------

* Exchange purchase payments are purchase payments exchanged from another annuity or policy that are identified at issue and not previously surrendered.

We are not responsible for identifying exchange purchase payments if we did not receive proper notification from the company from which the purchase payments are exchanged.


TERMINATING THE EEP

* You may terminate the EEP rider within 30 days of the first contract anniversary after the rider effective date.

* You may terminate the EEP rider within 30 days of any contract anniversary beginning with the seventh contract anniversary.

* The EEP rider will terminate when you make a full surrender from the contract or when annuity payouts begin.

*     The EEP rider will terminate in the case of an ownership change.

* The EEP rider will terminate in the case of the spousal continuation if the new owner is age 76 or older.


For an example, see Appendix D.


IN GENERAL, IF YOUR SPOUSE IS THE SOLE BENEFICIARY, and your spouse chooses to continue the contract as the contract owner, we will pay an amount into the contract so that the contract value equals the total death benefit payable under the EEP. If your spouse has reached age 76 at the time he or she elects to continue the contract, the EEP rider will terminate. If your spouse has not yet reached age 76 at the time he or she elects to continue the contract, he or she cannot continue the EEP. However, he or she may choose to convert the EEP rider into an EEB. In this case, the following conditions will apply:

* the EEB rider will treat the new contract value on the date the ownership of the contract changes to your spouse (after the additional amount is paid into the contract) as if it is a purchase payment in calculating future values of "earnings at death."

* the percentages of "earnings at death" payable will be based on your spouse's age at the time he or she elects to continue THE contract.

* the EEB rider charges described in "Charges -- EEB Rider Fee" will be assessed at the next contract anniversary (and all future anniversaries when the EEB rider is in force). These charges will be based on the total contract value on the anniversary, including the additional amounts paid into the contract under the EEP rider.

If your spouse chooses not to convert the EEP rider into an EEB, the standard death benefit amount (or the MAV or 5-Year MAV death benefit amount, if applicable,) will apply.

NOTE: For special tax considerations associated with the EEP, see "Taxes."


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


OPTIONAL LIVING BENEFITS



GUARANTEED MINIMUM ACCUMULATION BENEFIT (ACCUMULATION BENEFIT) RIDER


THE ACCUMULATION BENEFIT RIDER IS NOT AVAILABLE FOR RAVA ACCESS.


The Accumulation Benefit rider is an optional benefit that you may select for an additional charge. It is available for nonqualified and qualified annuities. The Accumulation Benefit rider specifies a waiting period that ends on the benefit date. The Accumulation Benefit rider provides a one-time adjustment to your contract value on the benefit date if your contract value is less than the Minimum Contract Accumulation Value (defined below) on that benefit date.

If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: if you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Benefit rider on the valuation date your contract value reached zero.


If you are 80 or younger at contract issue and this rider is available in your state, you may elect the Accumulation Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Benefit rider may not be terminated once you have elected it except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further charges for the rider will be deducted. The Accumulation Benefit rider may not be purchased with the optional Withdrawal Benefit for Life rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Benefit rider may not be available in all states.

You should consider whether an Accumulation Benefit rider is appropriate for you because:

* you must participate in the PN program and you must elect one of the model portfolios. This requirement limits your choice of subaccounts, regular fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program");


* you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Benefit rider. Some exceptions apply (see "Additional Purchase Payments with Elective Step Up" below);

* if you purchase this contract as a qualified annuity, for example, an IRA, you may need to take partial surrenders from your contract to satisfy the RMDs under the Code. Partial surrenders, including those used to satisfy RMDs, will reduce any potential benefit that the Accumulation Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;

* if you think you may surrender all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Benefit rider, which is the length of the waiting period under the Accumulation Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Benefit rider may provide;

* the 10 year waiting period under the Accumulation Benefit rider will restart if you exercise the Elective Step-Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step-Up (described below); and

* the 10 year waiting period under the Accumulation Benefit rider may be restarted if you elect to change your model portfolio to one that causes the Accumulation Benefit rider charge to increase (see "Charges").


Be sure to discuss with your sales representative whether an Accumulation Benefit rider is appropriate for your situation.


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    ANNUITY - PROSPECTUS

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Here are some general terms that are used to describe the operation of the
Accumulation Benefit:

BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.

MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.

ADJUSTMENTS FOR PARTIAL SURRENDERS: The adjustment made for each partial surrender from the contract is equal to the amount derived from multiplying
(a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial surrender to the contract value on the date of (but immediately prior to) the partial surrender; and

(b) is the MCAV on the date of (but immediately prior to) the partial surrender.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your model portfolio after we have exercised our rights to increase the rider fee.

Your initial MCAV is equal to your initial purchase payment and any purchase payment credit. It is increased by the amount of any subsequent purchase payments and purchase payment credits received within the first 180 days that the rider is effective. It is reduced by any adjustments for partial surrenders made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be surrendered or paid upon death. Rather, the Automatic Step Up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.

When you exercise the annual elective step up, we may be charging more for the Accumulation Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option or provide any benefit that can be surrendered or paid upon death. Rather the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

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The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

ADDITIONAL PURCHASE PAYMENTS WITH ANNUAL ELECTIVE STEP UPS

If your MCAV is increased as a result of Elective Step Up, you have 180 days from the latest contract anniversary to make additional purchase payments, if allowed under the base contract. The MCAV will include the amount of any additional purchase payments and purchase payment credits (if applicable) received during this period.

SPOUSAL CONTINUATION

If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up for the entire contract year. In addition, the waiting period will restart as of the most recent contract anniversary.

TERMINATING THE RIDER

The rider will terminate under the following conditions:

         The rider will terminate before the benefit date without paying a benefit on the date:

         *     you take a full surrender; or

         *     annuitization begins; or

         * the contract terminates as a result of the death benefit being paid.

         The rider will terminate on the benefit date.


For an example, see Appendix E.


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GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE(SM) (WITHDRAWAL BENEFIT FOR
LIFE) RIDER


The Withdrawal Benefit for Life Rider is not available for RAVA Access.


The Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if:

*     the rider is available in your state; and

* you are age 80 or younger on the contract issue date; or, if an owner is a nonnatural person, then the annuitant is age 80 or younger on the contract issue date.


You must elect the Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.

The Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments plus any purchase payment credits. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below)----even if the contract value is less than zero.

Your contract provides for annuity payouts to begin on the Settlement Date (see "Buying Your Contract - Settlement Date"). Before the settlement date, you have the right to surrender some or all of your contract value, less applicable administrative, surrender and rider charges imposed under the contract at the time of the surrender (see "Surrenders"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain surrender amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such surrenders can be made before the annuity payouts begin.

The Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and do not intend to elect an annuity payout and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.

Under the terms of the Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:

(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time will total an amount equal to, at minimum, your purchase payments plus any purchase payment credits. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)", "Remaining Benefit Payment
(RBP)", "Guaranteed Benefit Amount (GBA)", and "Remaining Benefit Amount
(RBA)". See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit]) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
(ALP)", "Remaining Annual Lifetime Payment (RALP)", "Covered Person", and "Annual Lifetime Payment Attained Age (ALPAA)". See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65 or the rider effective date if the covered person is age 65 or older on the rider effective date ( see "Annual Life time Payment Attained Age (ALPAA)" heading below).


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Provided the annuity payouts have not begun, the Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:

* After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

* During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

* After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

* During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e. will not decrease).


If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing", "RBA Excess Withdrawal Processing", and "ALP Excess Withdrawal Processing" headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore, a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, basic benefit only, or both.


If your withdrawals exceed the greater of the RBP or the RALP, surrender charges under the terms of the contract may apply (see "Charges - Surrender Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts (GPAs) - Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits. (see "Benefits in Case of Death" and "Optional Benefits"). Upon full surrender of the contract, you will receive the remaining contract value less any applicable charges (see "Surrenders").


The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your PN program model portfolio, the rider charge may increase (see "Charges").


If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.


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You should consider whether the Withdrawal Benefit for Life rider is appropriate for you because:

* LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

         (a) Once the contract value is less than $600, payments are made for as long as the oldest owner or, if an owner is a nonnatural person, the oldest annuitant, is living (see "If Contract Value Reduces to Less than $600" heading below). However, if the contract value is $600 or greater, the guaranteed lifetime withdrawal benefit terminates when a death benefit becomes payable (see "At Death" heading below). Therefore, it is possible for the lifetime withdrawal benefit to end while the person(s) relying on the lifetime withdrawal benefit is/are still alive. This possibility may present itself when there are multiple contract owners; when one of the contract owners dies the benefit terminates even though other contract owners are still living.

         (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

         (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

         (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Withdrawal Benefit for Life rider will terminate.

*     USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM IS REQUIRED:
      You must elect one of the model portfolios of the PN program. This requirement limits your choice of subaccounts, regular fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the regular fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.

* TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (See "Taxes--Nonqualified Annuities"). Withdrawals before age 59-1/2 may incur a10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

* TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

* TAX CONSIDERATIONS FOR TSAS: If your contract is a TSA, your right to take surrender is restricted (see "TSA - Special Surrender Provisions"), so the rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

* LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

* LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Withdrawal Benefit for Life rider, you may not elect the Accumulation Benefit rider.

* NON-CANCELABLE: Once elected, the Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


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*     INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA
      is the amount you are allowed to withdraw from the contract in each contract year without incurring a surrender charge (see "Charges - Surrender Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal procedures described below for the GBA, RBA and ALP.


KEY TERMS AND PROVISIONS OF THE WITHDRAWAL BENEFIT FOR LIFE RIDER ARE DESCRIBED BELOW:

WITHDRAWAL: For the purposes of this rider, the term "withdrawal" is equal to the term "surrender" in the contract or any other riders. Withdrawals will adjust contract values and benefits in the same manner as surrenders.

PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

The GBA is determined at the following times, calculated as described:

* At contract issue -- the GBA is equal to the initial purchase payment, plus any purchase payment credit;

* When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment plus any purchase payment credit.

* At step up -- (see "Annual Step Up", and "Spousal Continuation Step Up" headings below).

* When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

* When you make a partial withdrawal during the waiting period and after a step-up -- Any prior annual step-ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

* When you make a partial withdrawal at any time and the amount withdrawn is:

         (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

         (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the excess withdrawal; or (b) the contract value immediately following the withdrawal.

If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal, and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.


REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount of GBA that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

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The RBA is determined at the following times, calculated as described:

*     At contract issue -- the RBA is equal to the initial purchase payment;

* When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA,

* At step up -- (see "Annual Step Up", and "Spousal Continuation Step Up" headings below).

* When you make a partial withdrawal during the waiting period and after a step-up -- Any prior annual step-ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment plus any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

* When you make a partial withdrawal at any time and the amount withdrawn is:

         (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

         (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.


If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

         1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

         2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.


GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.



During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.


The GBP is determined at the following times, calculated as described:

*     At contract issue-- the GBP is established as 7% of the GBA value.

* At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

* When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment's amount plus any purchase payment credit.

* At step up -- (see "Annual Step Up", and "Spousal Continuation Step Up" headings below).

* When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

* When you make a partial withdrawal during the waiting period and after a step-up -- Any prior annual step-ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of the sum of that purchase payment and any purchase payment credit. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made

* When you make a partial withdrawal at any time and the amount withdrawn is:

         (a) less than or equal to the total RBP -- the GBP remains unchanged.

         (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, these calculations are done AFTER any previously applied annual step ups have been reversed.

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REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.


The RBP is determined at the following times, calculated as described:

* At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment plus any purchase payment credit, multiplied by 7%.

* At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

* When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

* At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

* At spousal continuation - See "Spousal Option to Continue the Contract" heading below.

* When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

* When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for the future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.


COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner unless otherwise specified on your contract data page. If an owner is a non-natural person (i.e. trust or corporation), the Covered Person is the oldest annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.


During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

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THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

* The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

* When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment plus any purchase payment credit.

* At step ups -- (see "Annual Step Up", and "Spousal Continuation Step Up" headings below).

* At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

* When you make a partial withdrawal during the waiting period and after a step-up -- Any prior annual step-ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments plus any purchase payment credits, multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

* When you make a partial withdrawal at any time and the amount withdrawn is:

         (a) less than or equal to the RALP -- the ALP remains unchanged.

         (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


ALP EXCESS WITHDRAWAL PROCESSING


The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.


REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.


THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

* The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

         (a) During the waiting period and Prior to any withdrawals -- the RALP is established equal to 6% of the sum of purchase payments and purchase payment credits.

         (b) At any other time -- the RALP is established equal to the ALP.

* At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments plus any purchase payment credits, multiplied by 6%.

* At the beginning of any other contract year -- the RALP is set equal to ALP

* When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the sum of the purchase payment and any purchase payment credit.

* When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.


REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

*     The RMD is the life expectancy RMD for this contract alone, and

*     The RMD amount is based on the requirements of the Code section 401(a)
      (9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal
Continuation Step Up" headings below).


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ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.


The annual step up is subject to the following rules:

* The annual step up is available when the RBA, or if established, the ALP, would increase on the step up date.

*     Only one step up is allowed each contract year.

* If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the annual step up will not be available until the third rider anniversary.

* If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

* If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your sales representative. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

* The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

* Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up and it is also possible for the RBA and GBA to step up even if the ALP and RALP do not step up.


The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

* The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

* The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

* The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

*     The total RBP will be reset as follows:

         (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

         (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

* The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

*     The RALP will be reset as follows:

         (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

         (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.

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SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Withdrawal Benefit for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:

*     The GBA, RBA, and GBP values remain unchanged.

* The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

* If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the anniversary contract value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

* If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

* If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

* If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to equal to the ALP less all prior withdrawals made in the current contract year, but never less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the change of covered person (see "Covered Person" heading above).

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's sales representative must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

IF CONTRACT VALUE REDUCES TO LESS THAN $600: If the contract value reduces to less than $600 and the total RBA remains greater than zero, you will be paid in the following scenarios:

      1) The ALP has not yet been established and the contract value is reduced to less than $600 for any reason other than full or partial surrender of more than the RBP. In this scenario, you can choose to:

                  (a) receive the remaining schedule of GBPs until the RBA equals zero, or

                  (b) wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

            We will notify you of this option. If no election is made, the ALP will be paid.

      2) The ALP has been established and the contract value reduces to less than $600 as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

                  (a) the remaining schedule of GBPs until the RBA equals zero, or

                  (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero

            We will notify you of this option. If no election is made, the ALP will be paid.

      3) The ALP has been established and the contract value falls to less than $600 as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

      4) The ALP has been established and the contract value falls to less than $600 as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the Covered Person.

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Under any of these scenarios:

* The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually.

*     We will no longer accept additional purchase payments;

*     You will no longer be charged for the rider;

*     Any attached death benefit riders will terminate; and

* The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

The Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:

* If the contract value falls to zero as a result of a withdrawal that is greater than the RBP and RALP. This is full surrender of the contract.

* If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero, then the Withdrawal Benefit for Life rider will terminate when the death benefit becomes payable (see "Benefits in Case of Death"). The beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Remaining Benefit Amount Payout Option" heading below).


If the contract value equals zero and the death benefit becomes payable, the following will occur:

* If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

* If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

* If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

* If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

* If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset with an effective date as follows:

* If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.

* If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

* If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments plus any purchase payment credits, multiplied by 6%. If the time period ends at any other time, the RALP will be reset to equal the ALP.

* If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments plus purchase payment credits, multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to equal the ALP less all prior withdrawals made in the current contract year but not less than zero.


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Please note that the lifetime withdrawal benefit amount may be reduced as a result of the change of covered person (see "Covered Person" heading above).


REMAINING BENEFIT AMOUNT PAYOUT OPTION: Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Withdrawal Benefit for Life rider.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").


This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

For an example, see Appendix E.


THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the settlement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your settlement date, plus or minus any applicable MVA on GPAs and less any applicable premium tax. During the annuity payout period, you cannot invest in more than five subaccounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

*     the annuity payout plan you select;

*     your age and, in most cases, sex;

*     the annuity table in the contract; and

*     the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."


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ANNUITY TABLES


The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to your age and, when applicable, your sex. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the settlement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate results in a higher initial payout but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.


ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract value is used to purchase the payout plan*:

* PLAN A: LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only ONE monthly payout, we will not make any more payouts.


* PLAN B: LIFE ANNUITY WITH FIVE, TEN, 15, OR 20 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, TEN, 15, or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the settlement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.


* PLAN C: LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

* PLAN D: JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving owner. Payouts end with the death of the second annuitant.


* PLAN E: PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that the annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.17% and 6.67%, depending on the applicable assumed investment rate. (See "Charges -- Surrender charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take surrender. (See "Taxes.")


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*     WITHDRAWAL BENEFIT FOR LIFE - RBA PAYOUT OPTION: If you have a
      Withdrawal Benefit for Life rider under your contract, you may elect the Withdrawal Benefit RBA payout option as an alternative to the above annuity payout plans. This option may not be available if the contract is issued to qualify under Sections 403 or 408 of the Code. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using life expectancy tables published by IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Withdrawal Benefit for Life"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts s will be paid to the beneficiary.

ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the settlement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will generally meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


* in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

* in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

* over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.

* For contracts purchased in Oregon, you cannot apply your contract value to an annuity payout plan during your first contract year.


WRITTEN INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the settlement date. Contract values that you allocated to the regular fixed account will provide fixed dollar payouts and contract values that you allocated among the subaccounts will provide variable annuity payouts.


IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes


Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the GPAs, regular fixed account and/or subaccounts in which you invest is taxable to you only when you receive a payout or surrender (see detailed discussion below). Any portion of the annuity payouts and any surrenders you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a distribution according to our records.


NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.


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    ANNUITY - PROSPECTUS

ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout Plan
A: Life annuity - no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

SURRENDERS: If you surrender part of your nonqualified annuity before your annuity payouts begin, including withdrawals under a Withdrawal Benefit for Life rider, your surrender payment will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. If you surrender all of your nonqualified annuity before your annuity payouts begin, including withdrawals under a Withdrawal Benefit for Life rider, your surrender payment will be taxed to the extent that the surrender value immediately before the surrender exceeds the investment in the contract. You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59-1/2 unless certain exceptions apply.

WITHHOLDING: If you receive taxable income as a result of an annuity payout or surrender, including withdrawals under a Withdrawal Benefit for Life rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion. The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.


ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59-1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

*     because of your death;

*     because you become disabled (as defined in the Code);

* if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

*     if it is allocable to an investment before Aug. 14, 1982; or

*     if annuity payouts begin before the first contract anniversary.


TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the TIME of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



74 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after AUG. 13, 1982 will be taxed to you like surrender and you may have to pay a 10% IRS penalty.


QUALIFIED ANNUITIES

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your IRA disclosure statement or consult a tax advisor for additional information about the distribution rules applicable to your situation.

When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.

ANNUITY PAYOUTS: Under a qualified annuity except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59-1/2 and met the five year holding period.

SURRENDERS: Under a qualified annuity except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59-1/2 and met the five year holding period.

REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans, including IRAs and TSAs, are subject to required withdrawals called required minimum distributions (RMDs) generally beginning at age 70-1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional riders. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.


WITHHOLDING FOR IRAs AND ROTH IRAs: If you receive taxable income as a result of an annuity payout or surrender, including withdrawals under a Withdrawal Benefit for Life rider, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you've provided us with a valid Social Security Number or TIN, you can elect not to have any withholding occur.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.

The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



75 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

WITHHOLDING FOR TSAs: If you receive directly all or part of the contract value from a TSA, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:


* instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

* the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;


*     the payout is an RMD as defined under the Code;


*     the payout is made on account of an eligible hardship; or

*     the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.


PENALTIES: If you receive amounts from your qualified annuity before reaching age 59-1/2, you may have to pay a 10% penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:


*     because of your death,

*     because you become disabled (as defined in the Code);

* if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


* if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs only); or


*     to pay certain medical or education expenses (IRAs only).


DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.


PURCHASE PAYMENT CREDITS: These are considered earnings and are taxed accordingly when surrendered or paid out.


SPECIAL CONSIDERATIONS IF YOU SELECT ONE OF THE OPTIONAL RIDERS (ROPP, MAV, 5-YEAR MAV, EEB, EEP, ACCUMULATION BENEFIT OR WITHDRAWAL BENEFIT FOR LIFE):
As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial surrenders from your contract. However, the IRS may determine that these charges should be treated as partial surrenders subject to taxation to the extent of any gain as well as the 10% IRS tax penalty for surrenders before the age of 59-1/2, if applicable.


We reserve the right to report charges for these riders as partial surrenders if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report the benefits attributable to these riders on your death as an annuity death benefit distribution, not as proceeds from life insurance.

COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge a qualified annuity.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.


76 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

IDS LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

*     the reserve held in each subaccount for your contract; divided by

*     the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:

*     laws or regulations change;

*     the existing funds become unavailable; or

*     in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

*     add new subaccounts;

*     combine any two or more subaccounts;

*     transfer assets to and from the subaccounts or the variable account; and

*     eliminate or close any subaccounts.


77 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

ISSUER AND PRINCIPAL UNDERWRITER


IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. IDS Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. IDS Life conducts a conventional life insurance business. It acts as a direct writer of fixed and variable insurance policies and annuities and is licensed in 49 states, the District of Columbia and American Samoa. IDS Life has four wholly owned subsidiaries, two which serve New York residents and two which serve residents in states other than New York. IDS Life and its subsidiaries offer fixed and variable insurance policies and annuities through individual sales representatives, through insurance agencies and broker-dealers who may also be associated with financial institutions such as banks.


IDS Life's primary life insurance products include variable life insurance, universal life insurance, traditional whole life insurance and disability income insurance. IDS Life's primary annuity products include variable and fixed deferred and immediate annuities.


We are the sole distributor of the contract. which we offer continuously. We pay time-of-sale commissions of up to 7.75% of purchase payments on the contract as well as service/trail commissions of up to 1.25% based on annual total contract value for as long as the contract remains in effect.


We may pay our sales representatives a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to encourage sales representatives to market a new or enhanced contract or to increase sales during the period.

The above commissions and service fees compensate our sales representative for selling and servicing the contract. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments. We also may pay additional commissions to help compensate field leadership and to pay for other distribution expenses and benefits noted below. Our sales representatives may be required to return sales commissions under certain circumstances including, but not limited to, IF a contact owner returns the contract under the free look period.

From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of contracts may help sales representatives and/or their field leaders qualify for such benefits.

78 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

SOURCES OF PAYMENTS TO SALES REPRESENTATIVES

* We pay the commissions and other compensation described above from our assets.

*     Our assets may include:

      -- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");


      -- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see ""The Variable Account and the Funds--the funds");

      -- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds--the funds"); and


      -- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

* You do not directly pay the commissions and other compensation described above as the result of a specific charge or DEDUCTION under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

      -- fees and expenses we collect from contract owners, including surrender charges; and

      -- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICT OF INTEREST

Our compensation arrangements with sales representatives can potentially give sales representatives a heightened financial incentive to sell you the contract offered in this prospectus over other alternative investments which may pay the sales representatives lower compensation. Ask your sales representative for further information about what he or she may receive in connection with your purchase of the contract.



LEGAL PROCEEDINGS

The SEC, the NASD and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. IDS Life has received requests for information concerning some of these practices and is cooperating fully with these inquiries.

IDS Life and its affiliates are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


There are no pending legal proceedings affecting the Variable Accounts.



79 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2005 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) and the Report of Unscheduled Material Events or Corporate Event on Form 8-K that we filed with the SEC on Mar. 22, 2006 under the 1934 Act are incorporated by reference into this prospectus. To access these documents, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


IDS Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact IDS Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION


This prospectus is part of a registration statement we file with the SEC. Additional information on IDS Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. This prospectus, other information about the contract and other information incorporated by reference are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to directors and officers or persons controlling IDS Life pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable.

80 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

APPENDIX A: THE FUNDS

UNLESS AN ASSET ALLOCATION PROGRAM IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:

----------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital             Growth of capital. Invests principally in common   A I M Advisors, Inc.
Appreciation Fund,           stocks of companies likely to benefit from new or
Series II Shares             innovative products, services or processes as
                             well as those with above-average long-term growth
                             and excellent prospects for future growth. The
                             fund can invest up to 25% of its total assets in
                             foreign securities that involve risks not
                             associated with investing solely in the United
                             States.
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital             Long-term growth of capital. Invests primarily in  A I M Advisors, Inc.
Development Fund,            securities (including common stocks, convertible
Series II Shares             securities and bonds) of small- and medium-sized
                             companies. The Fund may invest up to 25% of its
                             total assets in foreign securities.
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Financial           Capital Growth. Actively managed. Invests at       A I M Advisors, Inc.
Services Fund, Series I      least 80% of its net assets in the equity
Shares                       securities and equity-related instruments of
                             companies involved in the financial services
                             sector. These companies include, but are not
                             limited to, banks, insurance companies,
                             investment and miscellaneous industries (asset
                             managers, brokerage firms, and
                             government-sponsored agencies and suppliers to
                             financial services companies).
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Health       Capital Growth The fund seeks to meet its          A I M Advisors, Inc.
Care Fund, Series II         objective by investing, normally, at least 80% of
Shares                       its assets in securities of health care industry
                             companies. The fund may invest up to 20% of its
                             total assets in companies located in developing
                             countries, i.e., those countries that are in the
                             initial stages of their industrial cycles. The
                             fund may also invest up to 5% of its total assets
                             in Iower-quality debt securities, i.e., junk
                             bonds.
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. International       Long-term growth of capital. Invests primarily in  A I M Advisors, Inc.
Growth Fund, Series II       a diversified portfolio of international equity
Shares                       securities, whose issuers are considered to have
                             strong earnings momentum. The fund may invest up
                             to 20% of its total assets in security issuers
                             located in developing countries and in securities
                             exchangeable for or convertible into equity
                             securities of foreign companies.
----------------------------------------------------------------------------------------------------------------------------



81  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
    ANNUITY - PROSPECTUS



----------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS        Long-term growth of capital. The Fund invests at   AllianceBernstein L.P.
Global Technology            least 80% of its net assets in securities of
Portfolio (Class B)          companies that use technology extensively in the
                             development of new or improved products or
                             processes. Invests in a global portfolio of
                             securities of U.S. and foreign companies selected
                             for their growth potential.
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS        Long-term growth of capital. Invests primarily in  AllianceBernstein L.P.
Growth and Income            dividend-paying common stocks of large,
Portfolio (Class B)          well-established, "blue chip" companies.
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS        Long-term growth of capital. Invests primarily in  AllianceBernstein L.P.
International Value          a diversified portfolio of equity securities of
Portfolio (Class B)          established companies selected from more than 40
                             industries and from more than 40 developed and
                             emerging market countries.
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS        Long-term growth of capital. Invests primarily in  AllianceBernstein L.P.
Large Cap Growth             equity securities of U.S. companies. Unlike most
Portfolio (Class B)          equity funds, the Portfolio focuses on a
                             relatively small number of intensively researched
                             companies.
----------------------------------------------------------------------------------------------------------------------------
American Century VP          Long-term capital growth with income as a          American Century Investment
Mid Cap Value Fund,          secondary objective. Invests primarily in stocks   Management, Inc.
Class II                     of companies that management believes are
                             undervalued at the time of purchase. The fund
                             will invest at least 80% of its assets in
                             securities of companies whose market
                             capitalization at the time of purchase is within
                             the capitalization range of the Russell 3000
                             Index, excluding the largest 100 such companies.
----------------------------------------------------------------------------------------------------------------------------
American Century VP          Long-term capital growth. Invests primarily in     American Century Investment
Ultra(R), Class II           U.S. companies, but there is no limit on the       Management, Inc.
                             amount of assets the Fund can invest in foreign
                             companies.
----------------------------------------------------------------------------------------------------------------------------
American Century VP          Long-term capital growth, with income as           American Century Investment
Value, Class II              a secondary objective. Invests primarily in        Management, Inc.
                             stocks of companies that management believes
                             to be undervalued at the time of purchase.
----------------------------------------------------------------------------------------------------------------------------
Columbia High Yield          High level of current income with capital          Columbia Management
Fund, Variable Series,       appreciation as a secondary objective when         Advisors, Inc.
Class B                      consistent with the goal of high current
                             income. The Fund normally invests at least 80%
                             of its net assets (plus any borrowings for
                             investment purposes) in high yielding
                             corporate debt securities, such as bonds,
                             debentures and notes that are rated below
                             investment grade, or unrated securities which
                             the Fund's investment advisor has determined
                             to be of comparable quality. No more than 10%
                             of the Fund's total assets will normally be
                             invested in securities rated CCC or lower by
                             S&P or Caa or lower by Moody's.
----------------------------------------------------------------------------------------------------------------------------


82  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
    ANNUITY - PROSPECTUS



----------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
Columbia Marsico             Long-term growth of capital. The Fund invests      Columbia Management Advisors, LLC
Growth Fund, Variable        primarily in equity securities of                  (advisor); Marsico Capital
Series                       large-capitalization companies that are            Management, LLC (sub-advisor)
                             selected for their growth potential. It
                             generally holds a core position of between 35
                             and 50 common stocks. It may hold up to 25% of
                             its assets in foreign securities.
----------------------------------------------------------------------------------------------------------------------------
Columbia Marsico             Long-term growth of capital. The Fund normally     Columbia Management Advisors,
International                invests at least 65% of its assets in common       LLC (advisor);  Marsico Capital
Opportunities Fund,          stocks of foreign companies. While the Fund        Management, LLC (sub-advisor)
Variable Series              may invest in companies of any size, it
                             focuses on large companies. These companies
                             are selected for their long-term growth
                             potential. The Fund normally invests in
                             issuers from at least three different
                             countries not including the United States and
                             generally holds a core position of 35 to 50
                             common stocks. The Fund may invest in common
                             stocks of companies operating in emerging
                             markets.
----------------------------------------------------------------------------------------------------------------------------
Credit Suisse Trust-         Total return. Invests in commodity-linked          Credit Suisse Asset
Commodity Return             derivative instruments backed by a portfolio       Management, LLC
Strategy Portfolio           of fixed-income securities. The portfolio
                             invests in commodity-linked derivative
                             instruments, such as commodity-linked notes,
                             swap agreements, commodity options, futures
                             and options on futures that provide exposure
                             to the investment returns of the commodities
                             markets without investing directly in physical
                             commodities
----------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable             Capital growth. To pursue this goal, the           The Dreyfus Corporation
Investment Fund              portfolio primarily invests in growth stocks
International Equity         of foreign companies. Normally, the portfolio
Portfolio, Service           invests at least 80% of its assets in stocks,
Share                        including common stocks, preferred stocks and
                             convertible securities, including those
                             purchase in initial public offering.
----------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable             The portfolio seeks long-term capital growth.      The Dreyfus Corporation
Investment Fund              To pursue this goal, the portfolio normally
International Value          invests at least 80% of its assets in stocks.
Portfolio, Service           The portfolio ordinarily invests most of its
Share                        assets in securities of foreign companies
                             which Dreyfus considers to be value companies.
                             The portfolio's stock investments may include
                             common stocks, preferred stocks and
                             convertible securities, including those
                             purchased in initial public offerings or
                             shortly thereafter. The portfolio may invest
                             in companies of any size. The portfolio may
                             also invest in companies located in emerging
                             markets.
----------------------------------------------------------------------------------------------------------------------------
Eaton Vance VT               High level of current income. Non-diversified      Eaton Vance Management
Floating Rate-Income         mutual fund that normally invests primarily in
Fund                         senior floating rate loans ("Senior Loans").
                             Senior Loans typically are of below investment
                             grade quality and have below investment grade
                             credit ratings, which ratings are associated
                             with having high risk, speculative
                             characteristics. Investments are actively
                             managed, and may be bought or sold on a daily
                             basis (although loans are generally held until
                             repaid). The investment adviser's staff
                             monitors the credit quality of the Fund
                             holdings, as well as other investments that
                             are available. The Fund may invest up to 25%
                             of its total assets in foreign securities and
                             may engage in certain hedging transactions.
----------------------------------------------------------------------------------------------------------------------------


83  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
    ANNUITY - PROSPECTUS



----------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
Evergreen VA                 Capital growth with the potential for current      Evergreen Investment
Fundamental Large            income. Invests primarily in common stocks of      Management Company, LLC
Cap Fund - Class 2           large U.S. companies whose market
                             capitalizations measured at time of purchase
                             fall within the market capitalization range of
                             the companies tracked by the Russell 1000(R)
                             Index.
----------------------------------------------------------------------------------------------------------------------------
Evergreen VA                 Long-term capital growth, with modest income       Evergreen Investment
International Equity         as a secondary objective. The Fund seeks to        Management Company, LLC
Fund - Class 2               achieve its goal by investing primarily in
                             equity securities issued by established,
                             quality non-U.S. companies located in
                             countries with developed markets and may
                             purchase securities across all market
                             capitalizations. The Fund may also invest in
                             emerging markets.
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP              Seeks long-term capital appreciation. Normally     Fidelity Management & Research
Contrafund(R) Portfolio      invests primarily in common stocks. Invests in     Company (FMR), investment manager;
Service Class 2              securities of companies whose value it             FMR U.K. and FMR Far East,
                             believes is not fully recognized by the            sub-investment advisers.
                             public. Invests in either "growth" stocks or
                             "value" stocks or both. The fund invests in
                             domestic and foreign issuers.
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap      Long-term growth of capital. Normally invests      Fidelity Management & Research
Portfolio Service Class 2    primarily in common stocks. Normally invests       Company (FMR), investment manager;
                             at least 80% of assets in securities of            FMR U.K., FMR Far East,
                             companies with medium market capitalizations.      sub-investment advisers.
                             May invest in companies with smaller or larger
                             market capitalizations. Invests in domestic
                             and foreign issuers. The Fund invests in
                             either "growth" or "value" common stocks or
                             both.
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas     Long-term growth of capital. Normally invests      Fidelity Management & Research
Portfolio Service Class 2    primarily in common stocks of foreign              Company (FMR), investment manager;
                             securities. Normally invests at least 80% of       FMR U.K., FMR Far East, Fidelity
                             assets in non-U.S. securities.                     International Investment Advisors
                                                                                (FIIA) and FIIA U.K., sub-
                                                                                investment advisers.
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Real         Seeks capital appreciation, with current           Franklin Advisers, Inc.
Estate Fund - Class 2        income as a secondary goal. The Fund normally
                             invests at least 80% of its net assets in
                             investments of companies operating in the real
                             estate sector.
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Franklin Small        Seeks long-term total return. The Fund             Franklin Advisory
Cap Value Securities         normally invests at least 80% of its net           Services, LLC
Fund - Class 2               assets in investments of small capitalization
                             companies, and normally invests predominantly
                             in equity securities. For this Fund,
                             small-capitalization companies are those with
                             market capitalization values not exceeding
                             $2.5 billion, at the time of purchase. The
                             Fund invests mainly in equity securities of
                             companies that the manager believes are
                             undervalued.
----------------------------------------------------------------------------------------------------------------------------
FTVIPT Mutual Shares         Seeks capital appreciation, with income as a       Franklin Mutual Advisers, LLC
Securities Fund - Class 2    secondary goal. The Fund normally invests
                             mainly in equity securities that the manager
                             believes are undervalued. The Fund normally
                             invests primarily in undervalued stocks and to
                             a lesser extent in risk arbitrage securities
                             and distressed companies.
----------------------------------------------------------------------------------------------------------------------------


84  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
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
----------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT            The Fund seeks long-term growth of capital and     Goldman Sachs Asset
Structured U.S. Equity       dividend income. The Fund invests, under           Management, L.P.
Fund                         normal circumstances, at least 90% of its
                             total assets (not including securities lending
                             collateral and any investment of that
                             collateral) measured at time of purchase
                             ("Total Assets") in a diversified portfolio of
                             equity investments in U.S. issuers, including
                             foreign companies that are traded in the
                             United States. However, it is currently
                             anticipated that, under normal circumstances,
                             the Fund will invest at least 95% of its net
                             assets plus any borrowings for investment
                             purposes (measured at the time of purchase) in
                             such equity investments. The Fund's
                             investments are selected using both a variety
                             of quantitative techniques and fundamental
                             research in seeking to maximize the Fund's
                             expected return, while maintaining risk,
                             style, capitalization and industry
                             characteristics similar to the S&P 500 Index.
                             The Fund seeks a broad representation in most
                             major sectors of the U.S. economy and a
                             portfolio consisting of companies with average
                             long-term earnings growth expectations and
                             dividend yields. The Fund is not required to
                             limit its investments to securities in the S&P
                             500 Index. The Fund's investments in
                             fixed-income securities are limited to
                             securities that are considered cash
                             equivalents.
----------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners          Long-term growth of capital. The fund invests,     Salomon Brothers Asset Management
Variable Small Cap           under normal circumstances, at least 80% of        Inc., a subsidiary of Citigroup Inc.
Growth Portfolio,            its assets in equity securities of companies
Class  II                    with small market capitalizations and related
                             investments.
----------------------------------------------------------------------------------------------------------------------------
MFS(R) Investors             Long-term growth of capital and future income.     MFS Investment Management(R)
Growth Stock Series -        Invests at least 80% of its net assets in
Service Class                common stocks and related securities of
                             companies which MFS(R) believes offer better
                             than average prospects for long-term growth.
----------------------------------------------------------------------------------------------------------------------------
MFS(R) Total Return          Above-average income consistent with the           MFS Investment Management(R)
Series - Service Class       prudent employment of capital, with growth of
                             capital and income as a secondary objective.
                             Invests primarily in a combination of equity
                             and fixed income securities.
----------------------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series -    Capital growth and current income. Invests         MFS Investment Management(R)
Service Class                primarily in equity and debt securities of
                             domestic and foreign companies in the
                             utilities industry.
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman             Long-term growth of capital. The Fund invests      Neuberger Berman Management Inc.
Advisers Management          mainly in foreign companies of any size,
Trust International          including companies in developed and emerging
Portfolio (Class S)          industrialized markets. The Fund defines a
                             foreign company as one that is organized
                             outside of the United States and conducts the
                             majority of its business abroad. The Fund
                             seeks to reduce risk by diversifying among
                             many industries. Although it has the
                             flexibility to invest a significant portion of
                             its assets in one country or region, it
                             generally intends to remain well-diversified
                             across countries and geographical regions.
----------------------------------------------------------------------------------------------------------------------------


85  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
    ANNUITY - PROSPECTUS



----------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman             Long-term growth of capital. The Fund invests      Neuberger Berman Management Inc.
Advisers Management          mainly in common stocks of mid- to
Socially Responsive          large-capitalization companies. The Fund seeks
Portfolio (Class S)          to reduce risk by investing across many
                             different industries. The Portfolio Managers
                             employ a research driven and valuation
                             sensitive approach to stock selection. They
                             seek to identify stocks in well-positioned
                             businesses that they believe are undervalued
                             in the market. They look for solid balance
                             sheets, strong management teams.
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global           Long-term capital appreciation. Invests mainly     OppenheimerFunds, Inc.
Securities Fund/VA,          in common stocks of U.S. and foreign issuers
Service Shares               that are "growth-type" companies, cyclical
                             industries and special situations that are
                             considered to have appreciation possibilities.
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main             Seeks capital appreciation. Invests mainly in      OppenheimerFunds, Inc.
Street Small Cap             common stocks of small-capitalization U.S.
Fund/VA, Service             companies that the fund's investment manager
Shares                       believes have favorable business trends or
                             prospects.
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic        High level of current income principally           OppenheimerFunds, Inc.
Bond Fund/VA, Service        derived from interest on debt securities.
Shares                       Invests mainly in three market sectors: debt
                             securities of foreign governments and
                             companies, U.S. government securities and
                             lower-rated high yield securities of U.S. and
                             foreign companies.
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Value            Long-term growth of capital with realization       OppenheimerFunds, Inc.
Fund/VA, Service             of current income as a secondary
Shares                       consideration. Invests mainly in common stocks
                             of different capitalization ranges, and
                             currently emphasize large capitalization
                             stocks.
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset          Seeks maximum real return consistent with          Pacific Investment
Portfolio, Advisor           preservation of real capital and prudent           Management Company LLC
Share Class                  investment management period. The Portfolio
                             seeks to achieve its investment objective by
                             investing under normal circumstances
                             substantially all of its assets in
                             Institutional Class shares of the PIMCO Funds,
                             an affiliated open-end investment company,
                             except the All Asset and All Asset All
                             Authority Funds ("Underlying Funds"). Though
                             it is anticipated that the Portfolio will not
                             currently invest in the European StockPLUS(R)
                             TR Strategy, Far East (ex-Japan) StocksPLUS(R)
                             TR Strategy, Japanese StocksPLUS(R) TR
                             Strategy, StocksPLUS(R) Municipal-Backed and
                             StocksPLUS(R) TR Short Strategy Funds, the
                             Portfolio may invest in these Funds in the
                             future, without shareholder approval, at the
                             discretion of the Portfolio's asset allocation
                             sub-adviser.
----------------------------------------------------------------------------------------------------------------------------


86  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
    ANNUITY - PROSPECTUS



----------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Maximum total investment return through a          RiverSource Investments
Portfolio - Balanced         combination of capital growth and current
Fund                         income. Invests primarily in a combination of
                             common and preferred stocks, bonds and other
                             debt securities. Under normal market
                             conditions, at least 50% of the Fund's total
                             assets are invested in common stocks and no
                             less than 25% of the Fund's total assets are
                             invested in debt securities. The Fund may
                             invest up to 25% of its total assets in
                             foreign investments.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Maximum current income consistent with             RiverSource Investments
Portfolio - Cash             liquidity and stability of principal. Invests
Management Fund              primarily in money market instruments, such as
                             marketable debt obligations issued by
                             corporations or the U.S. government or its
                             agencies, bank certificates of deposit,
                             bankers' acceptances, letters of credit, and
                             commercial paper, including asset-backed
                             commercial paper.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         High total return through current income and       RiverSource Investments
Portfolio - Core Bond        capital appreciation. Under normal market
Fund                         conditions, the Fund invests at least 80% of
                             its net assets in bonds and other debt
                             securities. Although the Fund is not an index
                             fund, it invests primarily in securities like
                             those included in the Lehman Brothers
                             Aggregate Bond Index ("the Index"), which are
                             investment grade and denominated in U.S.
                             dollars. The Index includes securities issued
                             by the U.S. government, corporate bonds, and
                             mortgage- and asset-backed securities. The
                             Fund will not invest in securities rated below
                             investment grade, although it may hold
                             securities that have been downgraded.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         High level of current income while attempting      RiverSource Investments
Portfolio - Diversified      to conserve the value of the investment and
Bond Fund                    continuing a high level of income for the
                             longest period of time. Under normal market
                             conditions, the Fund invests at least 80% of
                             its net assets in bonds and other debt
                             securities. At least 50% of the Fund's net
                             assets will be invested in securities like
                             those included in the Lehman Brothers
                             Aggregate Bond Index (Index), which are
                             investment grade and denominated in U.S.
                             dollars. The Index includes securities issued
                             by the U.S. government, corporate bonds, and
                             mortgage- and asset-backed securities.
                             Although the Fund emphasizes high- and
                             medium-quality debt securities, it will assume
                             some credit risk to achieve higher yield
                             and/or capital appreciation by buying
                             lower-quality (junk) bonds.
----------------------------------------------------------------------------------------------------------------------------


87  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
    ANNUITY - PROSPECTUS



----------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         High level of current income and, as a             RiverSource Investments
Portfolio - Diversified      secondary goal, steady growth of capital.
Equity Income Fund           Under normal market conditions, the Fund
                             invests at least 80% of its net assets in
                             dividend-paying common and preferred stocks.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Long-term capital growth. The Fund's assets        RiverSource Investments,
Portfolio - Emerging         are primarily invested in equity securities of     adviser; Threadneedle
Markets Fund                 emerging market companies. Under normal market     International Limited, an
                             conditions, at least 80% of the Fund's net         indirect wholly-owned subsidiary
                             assets will be invested in securities of           of Ameriprise Financial, subadviser.
                             companies that are located in emerging market
                             countries, or that earn 50% or more of their
                             total revenues from goods and services
                             produced in emerging market countries or from
                             sales made in emerging market countries.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Long-term capital growth The Fund's assets are     RiverSource Investments
Portfolio - Fundamental      primarily invested in equity securities of
Value Fund                   U.S. companies. Under normal market
                             conditions, the Fund's net assets will be
                             invested primarily in companies with market
                             capitalizations of at least $5 billion.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         High total return through income and growth of     RiverSource Investments
Portfolio - Global           capital. Non-diversified mutual fund that
Bond Fund                    invests primarily in debt obligations of U.S.
                             and foreign issuers (which may include issuers
                             located in emerging markets). Under normal
                             market conditions, the Fund invests at least
                             80% of its net assets in investment - grade
                             corporate or government debt obligations
                             including money market instruments of issuers
                             located in at least three different countries.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Total return that exceeds the rate of              RiverSource Investments
Portfolio - Global           inflation over the long-term. Non-diversified
Inflation Protected          mutual fund that, under normal market
Securities Fund              conditions, invests at least 80% of its net
                             assets in inflation-protected debt securities.
                             These securities include inflation-indexed
                             bonds of varying maturities issued by U.S. and
                             foreign governments, their agencies or
                             instrumentalities, and corporations.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Long-term capital growth. Invests primarily in     RiverSource Investments
Portfolio - Growth Fund      common stocks and securities convertible into
                             common stocks that appear to offer growth
                             opportunities. These growth opportunities
                             could result from new management, market
                             developments, or technological superiority.
                             The Fund may invest up to 25% of its total
                             assets in foreign investments.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         High current income, with capital growth as a      RiverSource Investments
Portfolio - High Yield       secondary objective. Under normal market
Bond Fund                    conditions, the Fund invests at least 80% of
                             its net assets in high-yielding, high-risk
                             corporate bonds (junk bonds) issued by U.S.
                             and foreign companies and governments.
----------------------------------------------------------------------------------------------------------------------------


88  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
    ANNUITY - PROSPECTUS



----------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         High total return through current income and       RiverSource Investments
Portfolio - Income           capital appreciation. Under normal market
Opportunities Fund           conditions, invests primarily in
                             income-producing debt securities with an
                             emphasis on the higher rated segment of the
                             high-yield (junk bond) market. The Fund will
                             purchase only securities rated B or above, or
                             unrated securities believed to be of the same
                             quality. If a security falls below a B rating,
                             the Fund may continue to hold the security.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Capital appreciation. Invests primarily in         RiverSource Investments,
Portfolio - International    equity securities of foreign issuers that          adviser; Threadneedle
Opportunity Fund             offer strong growth potential. The Fund may        International Limited,
                             invest in developed and in emerging markets.       an indirect wholly-owned
                                                                                subsidiary of Ameriprise
                                                                                Financial, subadviser.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Capital appreciation. Under normal market          RiverSource Investments
Portfolio - Large Cap        conditions, the Fund invests at least 80% of
Equity Fund                  its net assets in equity securities of
                             companies with market capitalization greater
                             than $5 billion at the time of purchase.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Long-term growth of capital. Under normal          RiverSource Investments
Portfolio - Large Cap        market conditions, the Fund invests at least
Value Fund                   80% of its net assets in equity securities of
                             companies with a market capitalization greater
                             than $5 billion. The Fund may also invest in
                             income-producing equity securities and
                             preffered stocks.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Growth of capital. Under normal market             RiverSource Investments
Portfolio - Mid Cap          conditions, the Fund invests at least 80% of
Growth Fund                  its net assets in equity securities of mid
                             capitalization companies. The investment
                             manager defines mid-cap companies as those
                             whose market capitalization (number of shares
                             outstanding multiplied by the share price)
                             falls within the range of the Russell
                             Midcap(R) Growth Index.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Long-term growth of capital. Under normal          RiverSource Investments
Portfolio - Mid Cap          circumstances, the Fund invests at least 80%
Value Fund                   of its net assets (including the amount of any
                             borrowings for investment purposes) in equity
                             securities of medium-sized companies.
                             Medium-sized companies are those whose market
                             capitalizations at the time of purchase fall
                             within the range of the Russell Midcap(R)
                             Value Index.
-------------------------------------------------------------------------------------------------------------
RiverSource Variable         Long-term capital appreciation. The Fund seeks     RiverSource Investments
Portfolio - S&P 500          to provide investment results that correspond
Index Fund                   to the total return (the combination of
                             appreciation and income) of
                             large-capitalization stocks of U.S. companies.
                             The Fund invests in common stocks included in
                             the Standard & Poor's 500 Composite Stock
                             Price Index (S&P 500). The S&P 500 is made up
                             primarily of large-capitalization companies
                             that represent a broad spectrum of the U.S.
                             economy.
----------------------------------------------------------------------------------------------------------------------------


89  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
    ANNUITY - PROSPECTUS



----------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Long-term growth of capital. Invests primarily     RiverSource Investments, adviser;
Portfolio - Select Value     in common stocks, preferred stocks and             GAMCO Investors, Inc., subadviser
Fund                         securities convertible into common stocks that
                             are listed on a nationally recognized
                             securities exchange or traded on the NASDAQ
                             National Market System of the National
                             Association of Securities Dealers. The Fund
                             invests in mid-cap companies as well as
                             companies with larger and smaller market
                             capitalizations.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         A high level of current income and safety of       RiverSource Investments
Portfolio - Short            principal consistent with an investment in
Duration U.S.                U.S. government and government agency
Government Fund              securities. Under normal market conditions, at
                             least 80% of the Fund's net assets are
                             invested in securities issued or guaranteed as
                             to principal and interest by the U.S.
                             government, its agencies or instrumentalities.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Long-term capital growth. Under normal market      RiverSource Investments, adviser;
Portfolio - Small Cap        conditions, at least 80% of the Fund's net         Kenwood Capital Management LLC,
Advantage Fund               assets are invested in equity securities of        subadviser
                             companies with market capitalization of up to
                             $2 billion or that fall within the range of
                             the Russell 2000(R) Index at the time of
                             investment.
----------------------------------------------------------------------------------------------------------------------------
RiverSource Variable         Long-term capital appreciation. Invests            RiverSource Investments, adviser;
Portfolio - Small Cap        primarily in equity securities. Under normal       Goldman Sachs Asset Management,
Value Fund                   market conditions, at least 80% of the Fund's      L.P., Royce & Associates, LLC,
                             net assets will be invested in small cap           Donald Smith & Co., Inc.,
                             companies with market capitalization, at the       Franklin Portfolio Associates LLC
                             time of investment, of up to $2.5 billion or       and Barrow, Hanley, Mewhinney &
                             that fall within the range of the Russell          Strauss, Inc., subadvisers.
                             2000(R) Value Index.
----------------------------------------------------------------------------------------------------------------------------
Van Kampen Universal         Capital growth and income through investments      Van Kampen Asset Management
Investment Trust             in equity securities, including common stocks,
Comstock Portfolio,          preferred stocks and securities convertible
Class II Shares              into common and preferred stocks.
----------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF               Current income and capital appreciation.           Morgan Stanley Investment
Global Real Estate           Invests primarily in equity securities of          Management Inc., doing
Portfolio, Class II          companies in the real estate industry located      business as Van Kampen,
Shares                       throughout the world, including real estate        adviser; Morgan Stanley
                             operating companies, real estate investment        Investment Management and
                             trusts and foreign real estate companies.          Morgan Stanley Investment
                                                                                Management Company, sub-adviser
----------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Mid           Long-term capital growth. Invests primarily in     Morgan Stanley Investment
Cap Growth Portfolio,        growth-oriented equity securities of U.S. mid      Management Inc., doing
Class II Shares              cap companies and foreign companies, including     business as Van Kampen
                             emerging market securities.
----------------------------------------------------------------------------------------------------------------------------
Wanger International         Long-term growth of capital. Invests primarily     Columbia Wanger Asset
Small Cap                    in stocks of companies based outside the U.S.      Management, L.P.
                             with market capitalizations of less than $5
                             billion at time of initial purchase.
----------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller          Long-term growth of capital. Invests primarily     Columbia Wanger Asset
Companies                    in stocks of small- and medium-size U.S.           Management, L.P.
                             companies with market capitalizations of less
                             than $5 billion at time of initial purchase.
----------------------------------------------------------------------------------------------------------------------------


90  RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE
    ANNUITY - PROSPECTUS



----------------------------------------------------------------------------------------------------------------------------
INVESTING IN                 INVESTMENT OBJECTIVE AND POLICIES                  INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage        Seeks long-term capital appreciation. We           Wells Fargo Funds Management,
VT Opportunity Fund          invest in equity securities of                     LLC, adviser; Wells Capital
                             medium-capitalization companies that we            Management Incorporated,
                             believe are under-priced yet, have attractive      subadviser.
                             growth prospects.
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage        Long-term capital appreciation. Focus is on        Wells Fargo Funds Management,
VT Small Cap Growth          companies believed to have above-average           LLC, adviser; Wells Capital
Fund                         growth potential or that may be involved in        Management Incorporated,
                             new or innovative products, services and           subadviser.
                             processes. Invests principally in securities
                             of companies with market capitalizations equal
                             to or lower than the company with the largest
                             market capitalization in the Russell 2000
                             Index, which is considered a small
                             capitalization index that is expected to
                             change frequently.
----------------------------------------------------------------------------------------------------------------------------

APPENDIX B: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

AS THE EXAMPLES BELOW DEMONSTRATE, THE APPLICATION OF AN MVA MAY RESULT IN EITHER A GAIN OR A LOSS OF PRINCIPAL. WE REFER TO ALL OF THE TRANSACTIONS DESCRIBED BELOW AS "EARLY SURRENDERS." THE EXAMPLES MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.


GENERAL EXAMPLES

ASSUMPTIONS:

* You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

* we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

* after three years, you decide to make a surrender from your GPA. In other words, there are seven years left in your GUARANTEE period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

         EARLY WITHDRAWAL AMOUNT X [(        1 + i        )n/12 - 1] = MVA
                                     ---------------------
                                         1 + j + .001

Where  i = rate earned in the GPA from which amounts are being transferred or surrendered.

       j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period (rounded up to the next year).

       n = number of months remaining in the current Guarantee Period
           (rounded up to the next month).


91 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

EXAMPLES -- MVA
Using assumptions similar to those we used in the examples above:

* You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

* we guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period; and

* after three years, you decide to make a $1,000 surrender from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:



         $1,000 X [(        1.030        )84/12 - 1] = -$39.84
                    ---------------------
                       1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early surrender of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your surrender new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:


         $1,000 X [(        1.030        )84/12 - 1] = $27.61
                    ---------------------
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

We do not apply MVAs to the amounts we deduct for surrender charges, so we would deduct the surrender charge from your early surrender after we applied the MVA. Also note that when you request an early surrender, we surrender an amount from your GPA that will give you the net amount you requested after we apply the MVA and any applicable surrender charge, unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.


APPENDIX C: EXAMPLE -- SURRENDER CHARGES

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE VARIOUS SURRENDER CHARGE CALCULATIONS. THE EXAMPLES MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.



FULL SURRENDER CHARGE CALCULATION -- TEN-YEAR SURRENDER CHARGE SCHEDULE:


This is an example of how we calculate the surrender charge for a full surrender on a RAVA 4 Advantage contract with a TEN-year surrender charge schedule with the following history:

*    we receive a single $100,000 purchase payment on Jan. 1, 2006; and

* you surrender the contract for its total value on July 1, 2009. The surrender charge percentage in the fourth completed year after a purchase payment is 7.0%; and

*    you have made no surrenders prior to July 1, 2009.


92 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                         Contract         Contract
                                                                                        with Gain        with Loss

                                   Contract Value at time of full surrender:          $120,000.00       $80,000.00

                                        Contract Value on prior anniversary:           115,000.00        85,000.00

STEP 1. We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:

                                                   Earnings in the contract:            20,000.00             0.00

                              10% of the prior anniversary's contract value:            11,500.00         8,500.00
                                                                                        ---------         --------

                                                          Total Free Amount:            20,000.00         8,500.00

STEP 2. We determine the TFA that is from Purchase Payments:

                                                          Total Free Amount:            20,000.00         8,500.00

                                                   Earnings in the contract:            20,000.00             0.00

                             Purchase Payments being Surrendered Free (PPF):                 0.00         8,500.00

STEP 3.  We calculate the Premium Ratio (PR):

                      PR = [WD-TFA] / [CV-TFA]

                                                                        WD =           120,000.00        80,000.00 = the amount of
                                                                                                                     the surrender

                                                                       TFA =            20,000.00         8,500.00 = the total free
                                                                                                                     amount, step 1

                                                                        CV =           120,000.00        80,000.00 = the contract
                                                                                                                     value at the
                                                                                                                     time of the
                                                                                                                     surrender

                                                                        PR =                 100%             100% = the premium
                                                                                                                     ratio

STEP 4.  We calculate Chargeable Purchase Payments  being Surrendered (CPP):
                                                         CPP = PR x (PP-PPF)

                                                                        PR =                 100%             100% = premium ratio,
                                                                                                                     step 3

                                                                        PP =           100,000.00       100,000.00 = purchase
                                                                                                                     payments not
                                                                                                                     previously
                                                                                                                     surrendered

                                                                       PPF =                 0.00         8,500.00 = purchase
                                                                                                                     payments
                                                                                                                     being
                                                                                                                     surrendered
                                                                                                                     free, step 2

                                                                       CPP =           100,000.00        91,500.00

STEP 5.  We calculate the Surrender Charges:

                                               Chargeable Purchase Payments:           100,000.00        91,500.00

                                                Surrender Charge Percentage:                   7%               7%

                                                           Surrender Charge:             7,000.00         6,405.00

STEP 6.  We calculate the Net Surrender Value:                                         120,000.00        80,000.00

                                                 Contract Value Surrendered:            (7,000.00)       (6,405.00)

                             Contract Charge (assessed upon full surrender):               (30.00)          (30.00)

                                                Net Full Surrender Proceeds:           112,970.00        73,565.00


93 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

PARTIAL SURRENDER CHARGE CALCULATION - TEN-YEAR SURRENDER CHARGE SCHEDULE:


This is an example of how we calculate the surrender charge for a partial surrender on a RAVA 4 Advantage contract with a TEN-year surrender charge schedule with the following history:

*    we receive a single $100,000 purchase payment on Jan. 1, 2006; and

* you request a partial surrender of $50,000 on July 1, 2009. The surrender charge percentage is 7.0%; and

*    you have made no surrenders prior to July 1, 2009.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:


                                                                                         Contract         Contract
                                                                                        with Gain        with Loss

                                Contract Value at time of partial surrender:          $120,000.00       $80,000.00

                                        Contract Value on prior anniversary:           115,000.00        85,000.00

STEP 1. We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:

                                                   Earnings in the contract:            20,000.00             0.00

                              10% of the prior anniversary's contract value:            11,500.00         8,500.00
                                                                                        ---------         --------

                                                          Total Free Amount:            20,000.00         8,500.00

STEP 2. We determine the Amount Free that is from Purchase Payments:

                                                          Total Free Amount:            20,000.00         8,500.00

                                                   Earnings in the contract:            20,000.00             0.00

                             Purchase Payments being Surrendered Free (PPF):                 0.00         8,500.00

STEP 3.  We calculate the Premium Ratio (PR):

                                                    PR = [WD-TFA] / [CV-TFA]

                                                                        WD =            50,000.00        50,000.00 = the amount of
                                                                                                                     the surrender

                                                                       TFA =            20,000.00         8,500.00 = the total free
                                                                                                                     amount, step 1

                                                                        CV =           120,000.00        80,000.00 = the contract
                                                                                                                     value at the
                                                                                                                     time of
                                                                                                                     surrender

                                                                        PR =                  30%              58% = the premium
                                                                                                                     ratio

STEP 4. We calculate the Chargeable Purchase Payments being Surrendered (CPP):

                                                       CPP = PR x (PP - PPF)

                                                                        PR =                  30%              58% = premium ratio,
                                                                                                                     step 3

                                                                        PP =           100,000.00       100,000.00 = purchase
                                                                                                                     payments not
                                                                                                                     Previously
                                                                                                                     surrendered

                                                                       PPF =                 0.00         8,500.00 = purchase
                                                                                                                     payments
                                                                                                                     being
                                                                                                                     surrendered
                                                                                                                     free, step 2

                                                                       CPP =            30,000.00        53,108.39 = chargeable
                                                                                                                     purchase
                                                                                                                     payments being
                                                                                                                     surrendered

STEP 5.  We calculate the Surrender Charges:

                                               Chargeable Purchase Payments:            30,000.00        53,108.39

                                                Surrender Charge Percentage:                   7%               7%

                                                           Surrender Charge:                2,100            3,718

STEP 6.  We calculate the Net Surrender Value:

                                                 Contract Value Surrendered:            50,000.00        50,000.00

                                                           Surrender Charge:            (2,100.00)       (3,717.00)

                                                Net Full Surrender Proceeds:            47,900.00        46,282.41



94 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

FULL SURRENDER CHARGE CALCULATION -- THREE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a full surrender on a RAVA 4 Select contract with a three-year surrender charge schedule with the following history:

*    we receive a single $100,000 purchase payment on Jan. 1, 2006; and

* you surrender the contract for its total value on July 1, 2007. The surrender charge percentage in the year after a purchase payment is 7.0%; and

*    you have made no surrenders prior to July 1, 2007.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                         Contract         Contract
                                                                                        with Gain        with Loss

                                   Contract Value at time of full surrender:          $120,000.00       $80,000.00

                                        Contract Value on prior anniversary:           115,000.00        85,000.00

STEP 1. We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:

                                                   Earnings in the Contract:            20,000.00             0.00

                              10% of the prior anniversary's contract value:            11,500.00         8,500.00
                                                                                        ---------         --------

                                                          Total Free Amount:            20,000.00         8,500.00

STEP 2. We determine the FA that is from Purchase Payments:

                                                          Total Free Amount:            20,000.00         8,500.00

                                                   Earnings in the contract:            20,000.00             0.00

                             Purchase Payments being Surrendered Free (PPF):                 0.00         8,500.00

STEP 3.  We calculate the Premium Ratio (PR):

                                                    PR = [WD-TFA] / [CV-TFA]

                                                                        WD =           120,000.00        80,000.00 = the amount of
                                                                                                                     the surrender

                                                                       TFA =            20,000.00         8,500.00 = the total free
                                                                                                                     amount, step 1

                                                                        CV =           120,000.00        80,000.00 = the contract
                                                                                                                     value at the
                                                                                                                     time of the
                                                                                                                     surrender

                                                                        PR =                 100%             100%

STEP 4.  We calculate Chargeable Purchase Payments being Surrendered (CPP):

                                                         CPP = PR x (PP-PPF)

                                                                        PR =                 100%             100% = premium ratio,
                                                                                                                     step 3

                                                                        PP =           100,000.00       100,000.00 = purchase
                                                                                                                     payments not
                                                                                                                     previously
                                                                                                                     surrendered

                                                                       PPF =                 0.00         8,500.00 = purchase
                                                                                                                     payments being
                                                                                                                     surrendered
                                                                                                                     free, step 2

                                                                       CPP =           100,000.00        91,500.00

STEP 5.  We calculate the Surrender Charges:

                                               Chargeable Purchase Payments:           100,000.00        91,500.00

                                                Surrender Charge Percentage:                   7%               7%

                                                           Surrender Charge:             7,000.00         6,405.00

STEP 6.  We calculate the Net Surrender Value:                                         120,000.00        80,000.00

                                                 Contract Value Surrendered:            (7,000.00)       (6,405.00)

                             Contract Charge (assessed upon full surrender):               (30.00)          (30.00)

                                                Net Full Surrender Proceeds:           112,970.00        73,565.00



95 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

PARTIAL SURRENDER CHARGE CALCULATION -- THREE-YEAR SURRENDER CHARGE SCHEDULE:

This is an example of how we calculate the surrender charge for a partial surrender on a RAVA 4 Select contract with a three-year surrender charge schedule with the following history:

*    we receive a single $100,000 purchase payment on Jan. 1, 2006; and

* you request a partial surrender of $50,000 on July 1, 2007. The surrender charge percentage is 7.0%; and

*    you have made no surrenders prior to July 1, 2007.


WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

                                                                                         Contract         Contract
                                                                                        with Gain        with Loss

                                Contract Value at time of partial surrender:          $120,000.00       $80,000.00

                                        Contract Value on prior anniversary:           115,000.00        85,000.00

STEP 1. We determine the Total Free Amount (TFA) available in the contract as the greatest of the earnings or 10% of the prior anniversary value:

                                                   Earnings in the contract:            20,000.00             0.00

                              10% of the prior anniversary's contract value:            11,500.00         8,500.00
                                                                                        ---------         --------

                                                          Total Free Amount:            20,000.00         8,500.00

STEP 2. We determine the Amount Free that is from Purchase Payments:

                                                          Total Free Amount:            20,000.00         8,500.00

                                                   Earnings in the contract:            20,000.00             0.00

                             Purchase Payments being Surrendered Free (PPF):                 0.00         8,500.00

STEP 3.  We calculate the Premium Ratio (PR):

                                                    PR = [WD-TFA] / [CV-TFA]

                                                                        WD =            50,000.00        50,000.00 = the amount of
                                                                                                                     the surrender

                                                                       TFA =            20,000.00         8,500.00 = the total free
                                                                                                                     amount, step 1

                                                                        CV =           120,000.00        80,000.00 = the contract
                                                                                                                     value at the
                                                                                                                     time of
                                                                                                                     surrender

                                                                        PR =                  30%              58% = the premium
                                                                                                                     ratio

STEP 4.  We calculate the Chargeable Purchase Payments being Surrendered (CPP):

                                                       CPP = PR x (PP - PPF)

                                                                        PR =                  30%              58% = premium ratio,
                                                                                                                     step 3

                                                                        PP =           100,000.00       100,000.00 = purchase
                                                                                                                     payments not
                                                                                                                     previously
                                                                                                                     surrendered

                                                                       PPF =                 0.00         8,500.00 = purchase
                                                                                                                     payments being
                                                                                                                     surrendered
                                                                                                                     free, step 2

                                                                       CPP =            30,000.00        53,108.39 = chargeable
                                                                                                                     purchase
                                                                                                                     payments being
                                                                                                                     surrendered

STEP 5.  We calculate the Surrender Charges:

                                               Chargeable Purchase Payments:            30,000.00        53,108.39

                                                Surrender Charge Percentage:                   7%               7%

                                                           Surrender Charge:                2,100            3,718

STEP 6.  We calculate the Net Surrender Value:

                                                 Contract Value Surrendered:            50,000.00        50,000.00

                                                           Surrender Charge:            (2,100.00)       (3,717.00)

                                                Net Full Surrender Proceeds:            47,900.00        46,282.41


96 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

APPENDIX D: EXAMPLE -- OPTIONAL DEATH BENEFITS

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS OPTIONAL DEATH BENEFIT RIDERS.

IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THE EXAMPLES OF THE OPTIONAL DEATH BENEFITS IN APPENDIX INCLUDE PARTIAL SURRENDERS TO ILLUSTRATE THE EFFECT OF PARTIAL SURRENDERS ON THE PARTICULAR BENEFIT. THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL DEATH BENEFITS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL DEATH BENEFIT IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDS AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN DEATH BENEFITS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.




EXAMPLE -- ROPP DEATH BENEFIT

  * You purchase the contract (with the ROPP rider) with a payment of $20,000 on Jan. 1, 2005.

  * On March 1, 2006 the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

     We calculate the death benefit on March 1, 2006 as follows:

     The total purchase payments minus adjustments for partial surrenders:

     Total purchase payments                                           $20,000

     minus adjusted partial surrenders, calculated as:

     $1,500 x $20,000 =                                                - 1,667
          $18,000

     for a death benefit of:                                           $18,333


97 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

EXAMPLE -- MAV DEATH BENEFIT

* You purchase the contract (with the MAV rider) with a payment of $20,000 on Jan. 1, 2005.

* On Jan. 1, 2006 (the first contract anniversary) the contract value grows to $24,000.

* On March 1, 2006 the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit on March 1, 2006 as follows:

The maximum anniversary value immediately preceding the date of death plus any payments MADE since that anniversary minus adjusted partial surrenders:

Greatest of your contract anniversary contract values:                 $24,000

plus purchase payments made since that anniversary:                        + 0

minus adjusted partial surrenders, calculated as:

$1,500 x $24,000 =                                                     - 1,636
         $22,000

for a death benefit of:                                                $22,364


EXAMPLE -- 5-YEAR MAV DEATH BENEFIT

  * You purchase the contract (with the 5-Year MAV rider) with a payment of $20,000 on Jan. 1, 2005.

  * On Jan. 1, 2010 (the fifth contract anniversary) the contract value grows to $30,000.

  * On March 1, 2010 the contract value falls to $25,000, at which point you take a $1,500 partial surrender, leaving a contract value of $23,500.

     We calculate the death benefit on March 1, 2010 as follows:

          The maximum 5-year anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:

Greatest of your 5-year contract anniversary contract values:          $30,000

plus purchase payments made since that anniversary:                        + 0

minus adjusted partial surrenders, calculated as:

     $1,500 x $30,000 =                                                - 1,800
         $25,000

for a death benefit of:                                                $28,200



98 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

EXAMPLE -- EEB DEATH BENEFIT

* You purchase the contract with a payment of $100,000 on Jan. 1, 2005 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEB.

* On July 1, 2005 the contract value grows to $105,000. The death benefit on July 1, 2005 equals the standard death benefit, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so the EEB does not provide any additional benefit at this time.

* On Jan. 1, 2006 the contract value grows to $110,000. The death benefit on Jan. 1, 2006 equals:

     MAV death benefit amount (contract value):                       $110,000

     plus the EEB which equals 40% of earnings at death (MAV death benefit amount minus payments not previously surrendered):

     0.40 x ($110,000 - $100,000) =                                     +4,000

     Total death benefit of:                                          $114,000

* On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:

     MAV death benefit amount (maximum anniversary value):            $110,000

     plus the EEB (40% of earnings at death):

     0.40 x ($110,000 - $100,000) =                                     +4,000

     Total death benefit of:                                          $114,000

* On Feb. 1, 2007 the contract value remains at $105, 000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $48,025. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on FEB. 1, 2010 equals:

     MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

         $110,000 -  ($50,000 x $110,000)  =                           $57,619
                           $105,000

         plus the EEB (40% of earnings at death):

         0.40 x ($57,619 - $55,000) =                                   +1,048
                                                                        ------

     Total death benefit of:                                           $58,667

* On Jan. 1, 2008 the contract value falls by $40,000. The death benefit on Jan. 1, 2008 equals the death benefit on Feb. 1, 2007. The reduction in contract value has no effect.

* On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. The death benefit on Jan. 1, 2014 equals:

     MAV death benefit amount (contract value):                       $200,000

     plus the EEB (40% of earnings at death)

                  0.40 x 2.50 x ($55,000) =                            +55,000
                                                                       -------

     Total death benefit of:                                          $255,000


99 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

* On July 1, 2014 you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on the EEB. The death benefit on July 1, 2014 equals:

     MAV death benefit amount (contract value less purchase
      payment credits reversed)                                       $250,000

     plus the EEB (40% of earnings at death)
      0.40 x 2.50 x ($55,000) =                                        +55,000
                                                                       -------

     Total death benefit of:                                          $305,000

* On July 1, 2015 the contract value remains $250,500 and the "new" purchase payment is one year old. The value of the EEB changes. The death benefit on July 1, 2015 equals:

     MAV death benefit amount (contract value):                       $250,500

     plus the EEB which equals 40% of earnings at death (the
      standard death benefit amount minus payments not previously surrendered):
      0.40 x ($250,500 - $105,000) =                                   +58,200
                                                                       -------

     Total death benefit of:                                          $308,700

EXAMPLE -- EEP DEATH BENEFIT

* You purchase the contract with an exchange purchase payment of $100,000 on Jan. 1, 2005 and you are under age 70. You select the seven-year surrender charge schedule, the MAV and the EEP.

* On July 1, 2005 the contract value grows to $105,000. The death benefit on July 1, 2005 equals the standard death benefit amount, which is the contract value less purchase payment credits reversed, or $104,000. You have not reached the first contract anniversary so neither the EEP Part I nor Part II provides any additional benefit at this time.

* On Jan. 1, 2006 the contract value grows to $110,000. You have not reached the second contract anniversary so the EEP Part II does not provide any additional benefit at this time. The death benefit on Jan. 1, 2006 equals:

     MAV death benefit amount (contract value):                       $110,000

     plus the EEP Part I which equals 40% of earnings at death
      (the MAV death benefit amount minus purchase payments not
      previously surrendered):
      0.40 x ($110,000 - $100,000) =                                    +4,000
                                                                        ------

     Total death benefit of:                                          $114,000

* On Jan. 1, 2007 the contract value falls to $105,000. The death benefit on Jan. 1, 2007 equals:

     MAV death benefit amount (maximum anniversary value):            $110,000

     plus the EEP Part I (40% of earnings at death):
      0.40 x ($110,000 - $100,000) =                                    +4,000

     plus the EEP Part II which in the third contract year equals
      10% of exchange purchase payments identified at issue and not previously surrendered:
      0.10 x $100,000 =                                                +10,000
                                                                       -------

     Total death benefit of:                                          $124,000

100 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

* On Feb. 1, 2007 the contract value remains at $105,000 and you request a partial surrender, including the applicable 7% surrender charge, of $50,000. We will surrender $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the surrender is subject to a 7% surrender charge because your purchase payment is two years old, so we will surrender $39,500 ($36,735 + $2,765 in surrender charges) from your contract value. Altogether, we will surrender $50,000 and pay you $47,235. We calculate purchase payments not previously surrendered as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial surrender is contract earnings). The death benefit on Feb. 1, 2007 equals:

     MAV death benefit amount (maximum anniversary value adjusted for partial surrenders):

         $110,000 -  ($50,000 x $110,000)  =                           $57,619
                           $105,000

     plus the EEP Part I (40% of earnings at death):
      0.40 x ($57,619 - $55,000) =                                      +1,048

     plus the EEP Part II which in the third contract year equals
      10% of exchange purchase payments identified at issue and not previously surrendered:
      0.10 x $55,000 =                                                  +5,500
                                                                        ------

     Total death benefit of:                                           $64,167

* On Jan. 1, 2008 the contract value falls by $40,000. The death benefit on Jan. 1, 2008 equals the death benefit on Feb. 1, 2007. The reduction in contract value has no effect.

* On Jan. 1, 2014 the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously surrendered that are one or more years old. Because we are beyond the fourth contract anniversary the EEP also reaches its maximum of 20%. The death benefit on Jan. 1, 2014 equals:

     MAV death benefit amount (contract value):                       $200,000

     plus the EEP Part I (40% of earnings at death)
      .40 x (2.50 x $55,000) =                                         +55,000

     plus the EEP Part II which after the fourth contract
      year equals 20% of exchange purchase payments identified at
      issue and not previously surrendered: 0.20 x $55,000 =           +11,000
                                                                       -------

     Total death benefit of:                                          $266,000

* On July 1, 2014 you make an additional purchase payment of $50,000 and your contract value grows to $250,500. The new purchase payment is less than one year old and so it has no effect on either the EEP Part I or EEP Part II. The death benefit on July 1, 2014 equals:

     MAV death benefit amount (contract value less purchase
      payment credits reversed):                                      $250,000

     plus the EEP Part I (40% of earnings at death)
      .40 x (2.50 x $55,000)=                                          +55,000

     plus the EEP Part II, which after the fourth contract year equals 20% of exchange purchase payments identified at
      issue and not previously surrendered: 0.20 x $55,000 =           +11,000
                                                                       -------

     Total death benefit of:                                          $316,000

* On July 1, 2015 the contract value remains $250,500 and the "new" purchase payment is one year old. The value of the EEP Part I changes but the value of the EEP Part II remains constant. The death benefit on July 1, 2015 equals:

101 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

     MAV death benefit amount (contract value):                       $250,500

     plus the EEP Part I which equals 40% of earnings at death
      (the MAV death benefit minus payments not previously
      surrendered):
      0.40 x ($250,500 - $105,000) =                                   +58,200

     plus the EEP Part II, which after the fourth contract
      year equals 20% of exchange purchase payments identified at
      issue and not previously surrendered: 0.20 x $55,000 =           +11,000
                                                                       -------

     Total death benefit of:                                          $319,700




102 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

APPENDIX E: EXAMPLE -- OPTIONAL LIVING BENEFITS

THE PURPOSE OF THIS APPENDIX IS TO ILLUSTRATE THE OPERATION OF VARIOUS OPTIONAL LIVING BENEFIT RIDERS.

IN ORDER TO DEMONSTRATE THESE CONTRACT RIDERS, AN EXAMPLE MAY SHOW HYPOTHETICAL CONTRACT VALUES. THESE CONTRACT VALUES DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. ACTUAL CONTRACT VALUES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING BUT NOT LIMITED TO THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, GPAS, SPECIAL DCA FIXED ACCOUNT, REGULAR FIXED ACCOUNT AND THE FEES AND CHARGES THAT APPLY TO YOUR CONTRACT.

THESE EXAMPLES ARE INTENDED TO SHOW HOW THE OPTIONAL RIDERS OPERATE, AND DO NOT TAKE INTO ACCOUNT WHETHER A PARTICULAR OPTIONAL RIDER IS PART OF A QUALIFIED ANNUITY. QUALIFIED ANNUITIES ARE SUBJECT TO RMDS AT CERTAIN AGES (SEE "TAXES -- QUALIFIED ANNUITIES -- REQUIRED MINIMUM DISTRIBUTIONS") WHICH MAY REQUIRE YOU TO TAKE PARTIAL SURRENDERS FROM THE CONTRACT. IF YOU ARE CONSIDERING THE ADDITION OF CERTAIN OPTIONAL RIDERS TO A QUALIFIED ANNUITY, YOU SHOULD CONSULT YOUR TAX ADVISOR PRIOR TO MAKING A PURCHASE FOR AN EXPLANATION OF THE POTENTIAL TAX IMPLICATION TO YOU.



EXAMPLE -- ACCUMULATION BENEFIT

The following example shows how the Accumulation Benefit rider works based on hypothetical values. It is not intended to depict investment performance of the contract.

The example assumes:

* You purchase the contract (with the Accumulation Benefit rider) with a payment of $100,000. No purchase payment credit applies.

*    You make no additional purchase payments.

*    You do not exercise the Elective Step-up option

*    The Accumulation Benefit rider fee is 0.60%.

                          ASSUMED NET      PARTIAL SURRENDER          ADJUSTED                  ACCUMULATION
END OF CONTRACT YEAR    RATE OF RETURN    (BEGINNING OF YEAR)    PARTIAL SURRENDER     MCAV    BENEFIT AMOUNT    CONTRACT VALUE

         1                    12%                 0                        0          100,000           0            111,328

         2                    15%                 0                        0          102,422           0            127,259

         3                     3%                 0                        0          104,861           0            130,290

         4                    -8%                 0                        0          104,861           0            119,148

         5                   -15%                 0                        0          104,861           0            100,647

         6                    20%             2,000                    2,084          102,778           0            117,666

         7                    15%                 0                        0          108,252           0            134,504

         8                   -10%                 0                        0          108,252           0            120,327

         9                   -20%             5,000                    4,498          103,754           0             91,639

        10                   -12%                 0                        0          103,754      23,734            103,754


EXAMPLE -- WITHDRAWAL BENEFIT FOR LIFE

[to be filed by Amendment]

103 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

APPENDIX F: EXAMPLE -- RMD CALCULATION


For contract holders subject to annual RMD rules under the Section 401(a)(9) of the Code, the amount you withdraw each year from this contract to satisfy these rules will not prompt excess withdrawal processing, subject to the following rules:

(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

     * A Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the value of the RBP from the beginning of the current contract year.

     * Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

     * Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.

     * Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described by the Withdrawal Benefit for Life rider.

(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current contract year,

     * A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the value of RALP from the beginning of the current Contract Year.

     * Any withdrawals taken in a Contract Year will count first against and reduce the RALP for that Contract Year.

     * Once the RALP for the current Contract Year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.

     * Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Withdrawal Benefit for Life rider.

(3) If the ALP is established on a contract anniversary where your current ALERMDA is greater than the new RALP,

     * An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

     * This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.


The ALERMDA is:

(1)  determined by us each calendar year,

(2) based on the value of this contract alone on the date it is determined, and

(3) based on the company's understanding and interpretation of the requirements for the following types of plans under the Code as of the date of this prospectus:

     Life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:



1. IRAs under Section 408(b) of the Code,

2. Roth IRAs under Section 408A of the Code,

3. TSAs under Section 403(b) of the Code.



104 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. some ownerships by trusts and charities), the ALERMDA calculated by us will equal zero in all years. The ALERMDA calculated by us will also equal zero in all years for contracts not covered by the sections of the Code listed above as of the date of this prospectus.

Please consult your tax advisor about the impact of these rules prior to purchasing the Withdrawal Benefit for Life rider.


105 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Calculating Annuity Payouts                                     p. 3

Rating Agencies                                                 p. 4


Revenues Received During Calendar Year 2005                     p. 4


Principal Underwriter                                           p. 4

Independent Registered Public Accounting Firm                   p. 4

Financial Statements

106 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

IDS LIFE INSURANCE COMPANY
70100 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 862-7919






107 RIVERSOURCE RAVA 4 ADVANTAGE / RAVA 4 SELECT / RAVA ACCESS VARIABLE ANNUITY - PROSPECTUS

The information in this Statement of Additional Information (SAI) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

         RIVERSOURCE RETIREMENT ADVISOR 4 ADVANTAGE(SM) VARIABLE ANNUITY

          RIVERSOURCE RETIREMENT ADVISOR 4 SELECT(SM) VARIABLE ANNUITY

           RIVERSOURCE RETIREMENT ADVISOR ACCESS(SM) VARIABLE ANNUITY



                          IDS LIFE VARIABLE ACCOUNT 10

                                 JUNE ___, 2006



IDS Life Variable Account 10 is a separate account established and maintained by IDS Life Insurance Company (IDS Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.

This SAI contains financial information for all the subaccounts of the IDS Life Variable Account 10. Not all subaccounts of the IDS Life Variable Account 10 apply to your specific contract.

IDS Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN 55474

(800) 862-7919

Table of Contents

Calculating Annuity Payouts                                p. 3

Rating Agencies                                            p. 4

Revenues Received During Calendar Year 2005                p. 4

Principal Underwriter                                      p. 4

Independent Registered Public Accounting Firm              p. 4

Financial Statements



-------------------------------------------------------------------------------
2  ---  IDS LIFE VARIABLE ACCOUNT 10

Calculating Annuity Payouts

THE VARIABLE ACCOUNT

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout: To compute your first monthly payment, we:

o determine the dollar value of your contract on the valuation date and deduct any applicable premium tax; then

o apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.

Subsequent Payouts: To compute later payouts, we multiply:

o        the annuity unit value on the valuation date; by

o        the fixed number of annuity units credited to you.

Annuity Unit Values: We originally set this value at $1 for each subaccount. To calculate later values we multiply the last annuity value by the product of:

o        the net investment factor; and

o        the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

Net Investment Factor: We determine the net investment factor by:

o adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o        dividing that sum by the previous adjusted net asset value per share;
and

o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a subaccount.

THE FIXED ACCOUNT

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

o take the value of your fixed account at the retirement/settlement date or the date you selected to begin receiving your annuity payouts; then

o using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.



-------------------------------------------------------------------------------
3  ---  IDS LIFE VARIABLE ACCOUNT 10

Rating Agencies

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency ratings given to IDS Life, refer to the Ameriprise website at ameriprise.com or contact your sales representative. Or view our current ratings by visiting the agency websites directly at:

A.M. Best                                                         www.ambest.com

Fitch                                                       www.fitchratings.com

Moody's                                                 www.moodys.com/insurance

A.M. Best -- Rates insurance companies for their financial strength.

Fitch -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Revenues Received During Calendar Year 2005

To be filed by amendment.

Principal Underwriter

IDS Life serves as principal underwriter for the contract, which it offers on a continuous basis. IDS Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Our sales representatives are licensed insurance and annuity agents and are registered with the NASD as our representatives. IDS Life is ultimately controlled by Ameriprise Financial. IDS Life currently pays underwriting commissions for its role as principal underwriter. For the past three years, the aggregate dollar amount of underwriting commissions paid in its role as principal underwriter has been: 2005: $_____; 2004: $57,026,951 and 2003: $39,181,124. IDS Life retains no underwriting commission from the sale of the contract.

Independent Registered Public Accounting Firm

The financial statements appearing in this SAI have been audited by Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402, independent registered public accounting firm, as stated in their report appearing herein.

Financial Statements

To be filed by amendment.



-------------------------------------------------------------------------------
4  ---  IDS LIFE VARIABLE ACCOUNT 10

PART C.

Item 24. Financial Statements and Exhibits

(a)   To be filed by Amendment.

(b)   Exhibits:

1.1 Resolution of the Board of Directors of IDS Life Insurance Company establishing the IDS Life Variable Account 10 dated August 23, 1995, filed electronically as Exhibit 1 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

1.2 Resolution of the Board of Directors of IDS Life Insurance Company establishing 105 additional subaccounts within the separate account, filed electronically as Exhibit 1.2 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999, is incorporated herein by reference.

1.3 Resolution of the Board of Directors of IDS life Insurance Company establishing 25 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.4 Resolution of the Board of Directors of IDS Life Insurance Company establishing 12 additional subaccounts within the separate account, filed electronically as Exhibit 1.3 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.5 Resolution of the Board of Directors of IDS Life Insurance Company establishing 69 additional subaccounts within the separate account, filed electronically as Exhibit 1.5 to Registrant's Post-Effective Amendment No. 6 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.6 Resolution of the Board of Directors of IDS Life Insurance Company establishing 112 additional subaccounts within the separate account, dated Feb. 11, 2002, filed electronically as Exhibit 1.6 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.7 Resolution of the Board of Directors of IDS Life Insurance Company establishing 3 additional subaccounts within the separate account, dated Feb. 28, 2002, filed electronically as Exhibit 1.7 to Registrant's Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

1.8 Resolution of the Board of Directors of IDS Life Insurance Company establishing 8 additional subaccounts within the separate account, dated January 6, 2004, filed electronically as Exhibit 1.8 to Registrant's Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

1.9 Resolution of the Board of Directors of IDS Life Insurance Company establishing 6 additional subaccounts within the separate account, dated August 12, 2004 filed electronically as Exhibit 1.9 to Post-Effective Amendment No. 32 to Registration Statement No. 333-79311 filed on or about April 27, 2005.

1.10 Resolution of the Board of Directors of IDS Life Insurance Company establishing an additional subaccount within the separate account, dated April 27, 2005 filed electronically as Exhibit 1.10 to Post-Effective Amendment No. 32 to Registration Statement No. 333-79311 filed on or about April 27, 2005.

2.       Not applicable.

3.       Not applicable.

4.1 Form of Deferred Annuity Contract for non-qualified contracts (form 31043) filed electronically as Exhibit 4.1 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.2 Form of Deferred Annuity Contract for tax qualified contracts (form 31044) filed electronically as Exhibit 4.2 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.3 Form of Deferred Annuity Contract for IRA contracts (form 31045-IRA) filed electronically as Exhibit 4.3 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.4 Form of Deferred Annuity Contract for non-qualified contracts (form 31046) filed electronically as Exhibit 4.4 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.5 Form of Deferred Annuity Contract for tax qualified contracts (form 31047) filed electronically as Exhibit 4.5 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.6 Form of Deferred Annuity Contract for IRA contracts (form 31048-IRA) filed electronically as Exhibit 4.6 to Registrant's Initial Registration Statement No. 333-79311, filed on or about May 26, 1999, is incorporated herein by reference.

4.7      Form of TSA Endorsement (form 31049), filed electronically as Exhibit
         4.7 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.

4.8 Form of Maximum Anniversary Value Death Benefit Rider, filed electronically as Exhibit 4.8 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.9      Form of Enhanced Earnings Death Benefit Rider, filed electronically as
         Exhibit 4.9 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.10 Form of Enhanced Earnings Plus Death Benefit Rider, filed electronically as Exhibit 4.10 to Post-Effective Amendment No. 4 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.11 Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 131061) filed electronically as Exhibit 4.11 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.12 Form of Roth IRA Annuity Endorsement (form 131062) filed electronically as Exhibit 4.12 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.13 Form of SIMPLE IRA Annuity Endorsement (form 131063) filed electronically as Exhibit 4.13 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.14 Form of Deferred Annuity Contract for non-qualified contracts (form 131041) filed electronically as Exhibit 4.14 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

4.15 Form of Deferred Annuity Contract for Retirement Advisor Advantage Plus (form 1043 A) filed electronically as Exhibit 4.15 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.16 Form of Deferred Annuity Contract for Retirement Advisor Select Plus (form 131041 A) filed electronically as Exhibit 4.16 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.17 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Advantage Variable Annuity (form 131101), to be filed by Amendment.

4.18 Form of Deferred Annuity Contract for RiverSource Retirement Advisor 4 Select Variable Annuity (form 131102), to be filed by Amendment.

4.19 Form of Deferred Annuity Contract for RiverSource Retirement Advisor Access Variable Annuity (form 131103), to be filed by Amendment.

4.20     Form of TSA Endorsement (form 131068), filed electronically as Exhibit
         4.17 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.21 Form of Return of Purchase Payments Rider (form 131072), filed electronically as Exhibit 4.18 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.22 Form of Maximum Anniversary Value Death Benefit Rider (form 131031), filed electronically as Exhibit 4.19 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.23     Form of 5-Year Maximum Anniversary Value Death Benefit Rider
         (form 131071), filed electronically as Exhibit 4.20 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.24 Form of Enhanced Earnings Death Benefit Rider (form 131032 A), filed electronically as Exhibit 4.21 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.25 Form of Enhanced Earnings Plus Death Benefit Rider (form 131033 A), filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.26 Form of 401 (a) Annuity Endorsement (form 131069), filed electronically as Exhibit 4.23 to Post-Effective Amendment No. 21 to Registration Statement No. 333-79311, filed on or about Jan. 23, 2004, is incorporated by reference.

4.27     Form of Guarantee Period Accounts Rider filed electronically as Exhibit
         4.24 to Post-Effective Amendment No. 25 to Registration Statement No. 333-79311, filed on or about June 2, 2004, is incorporated by reference.

4.28 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 131034) filed electronically as Exhibit 4.25 to Post-Effective Amendment No. 29 to Registration Statement No. 333-79311, filed on or about Oct. 21, 2004, is incorporated by reference.

4.29 Form of Guaranteed Minimum Accumulation Benefit Rider (GMAB) will be filed by amendment.

4.30 Form of Portfolio Navigator Model Portfolio Rider will be filed by amendment.

4.31 Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Withdrawal Benefit for Life), will be filed by Amendment.

5. Form of Variable Annuity Application (form 31063), filed electronically as Exhibit 5 to Pre-Effective Amendment No. 1 to Registration Statement No. 333-79311 filed on or about Aug. 10, 1999 is incorporated herein by reference.

6.1 Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2 Amended By-Laws of IDS Life filed electronically as Exhibit 6.2 to Registrant's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.3 Copy of Amended and Restated By-Laws of IDS Life Insurance Company, filed electronically as Exhibit 6.2 to Post-Effective Amendment No. 13 to Registration Statement No. 33-47302, is incorporated herein by reference.

7.       Not applicable.

8.1(a) Copy of Participation Agreement between IDS Life Insurance Company and AIM Variable Insurance Funds, Inc. and AIM Distributors, Inc., dated March 4,1996, filed electronically as Exhibit 8.4 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.1(b) Copy of Participation Agreement By and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., and IDS Life Insurance Company, on Behalf of Itself and Its Separate Accounts, dated Oct. 7, 1996, filed electronically as Exhibit 8.1(b) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.2 Copy of Participation Agreement by and among IDS Life Insurance Company, American Express Financial Advisors Inc., Alliance Capital Management L.P. and Alliance Fund Distributors dated March 1, 2000 filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 14 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.3 Copy of Participation Agreement By and Among Calvert Variable Series, Inc. and Calvert Asset Management Co. and Calvert Distributors Inc. and IDS Life Insurance Company, dated April 14, 2000, filed as Exhibit 8.7 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.4 Copy of Participation Agreement between IDS Life Insurance Company and Warburg Pincus Trust and Warburg Pincus Counselors, Inc. and Counselors Securities Inc., dated March 1, 1996, filed electronically as Exhibit
         8.3 to Post-Effective Amendment No. 2 to Registration statement No. 33-62407 is incorporated herein by reference.

8.5 Copy of Participation Agreement by and between Evergreen Variable Annuity Trust and IDS Life Insurance Company, dated August 13, 2001 filed electronically as Exhibit 8.5(a) to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.6 Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and IDS Life Insurance Company, dated Sept. 1, 1999, filed electronically as Exhibit 8.8(a) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.7 Copy of Participation Agreement between IDS Life Insurance Company and Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc. dated March 1, 1996, filed electronically as Exhibit
         8.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.8 Copy of Participation Agreement By and Between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and IDS Life Insurance Company, dated September 1, 1999, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.9 Copy of Participation Agreement between IDS Life Insurance Company and INVESCO Variable Investment Funds, Inc, and INVESCO Distributors, Inc., dated August 13, 2001 filed electronically as Exhibit 8.9 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.10 Copy of Participation Agreement Between Janus Aspen Series and IDS Life Insurance Company, dated April 21, 2000, filed electronically as
         Exhibit 8.10 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.11 Copy of Participation Agreement by and among IDS Life Insurance Company, Lazard Asset Management and Lazard Retirement Series, Inc., dated September 1, 1999, filed as Exhibit 8.11 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.12 Copy of Participation Agreement Among MFS Variable Insurance Trust, IDS Life Insurance Company and Massachusetts Financial Services Company, dated March 1, 2000, filed as Exhibit 8.12 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.13 Copy of Participation Agreement among Pioneer Variable Contracts Trust, IDS Life Insurance Company, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. dated August 13, 2001 filed electronically as Exhibit 8.13(a) to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.14 Copy of Participation Agreement by and among IDS Life Insurance Company and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated March 1, 1996, filed electronically as Exhibit 8.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.15 Copy of Participation Agreement by and among Royce Capital Fund and Royce & Associates, Inc. and IDS Life Insurance Company, dated September 1, 1999, filed as Exhibit 8.5 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.16 Copy of Participation Agreement by and among IDS Life Insurance Company and Strong Opportunity Fund II, Inc. and Strong Investor Services, Inc. and Strong Investments, Inc. dated August 13, 2001 filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.17 Copy of Participation Agreement between IDS Life Insurance Company and TCI Portfolios, Inc., dated April 24, 1996, filed electronically as
         Exhibit 8.5 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

8.18 Copy of Participation Agreement by and among Wanger Advisors Trust and Liberty Wanger Asset Management, L.P. and IDS Life Insurance Company dated August 30, 1999 filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.19 Copy of Participation Agreement by and among Wells Fargo Variable Trust and IDS Life Insurance Company and Stephens Inc. dated May 1, 2000 filed electronically as Exhibit 8.18(a) to Post-Effective Amendment No. 10 to Registration Statement No. 333-79311, is incorporated herein by reference.

8.20 Copy of Participation Agreement by and among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and IDS Life Insurance Company, dated Feb. 2, 2004 filed electronically as Exhibit
         8.20 to Post-Effective Amendment No. 24 to Registration Statement No. 333-79311, is incorporated by reference.

8.21 Copy of Participation Agreement by and among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and IDS Life Insurance Company, dated Jan. 12, 2004 filed electronically as Exhibit 8.21 to Post-Effective Amendment No. 24 to Registration Statement No. 333-79311, is incorporated by reference.

9. Opinion of counsel and consent to its use as the legality of the securities being registered will be filed by Amendment.

10. Consent of Independent Registered Public Accounting Firm will be filed by Amendment.

11.      None.

12.      Not applicable.

13.1 Power of Attorney to sign Amendment to this Registration Statement, dated April 13, 2005 filed electronically as Exhibit 13.1 to Post-Effective Amendment No. 31 to Registration Statement No. 333-79311 is incorporated by reference.

13.2 Power of Attorney to sign Amendment to this Registration Statement, dated July 7, 2004 filed electronically as Exhibit 15.2 to Post-Effective Amendment No. 27 to Registration Statement No. 333-79311, is incorporated by reference.

14.      Not applicable.

Item 25.

Item 25. Directors and Officers of the Depositor (IDS Life Insurance Company)
         --------------------------------------------------------------------

Name                    Principal Business Address*    Position and Offices with Depositor
------------------------------------------------------ ----------------------------------------
Neysa M. Alecu                                         Money Laundering Prevention Officer

Gumer C. Alvero                                        Director and Executive Vice President
                                                       - Annuities

Timothy V. Bechtold                                    Director and President

Arthur H. Berman                                       Director

Walter S. Berman                                       Vice President and Treasurer

Richard N. Bush                                        Senior Vice President - Corporate Tax

Lorraine R. Hart                                       Vice President - Investments

Paul R. Johnston                                       Assistant General Counsel and Secretary

Michelle M. Keeley                                     Vice President - Investments

Eric L. Marhoun                                        General Counsel

Brian J. McGrane                                       Director, Executive Vice President
                                                       and Chief Financial Officer

Thomas W. Murphy                                       Vice President - Investments

Benji Orr                                              Deputy Money Laundering Prevention Officer

Kevin E. Palmer                                        Director, Vice President and Chief Actuary

Scott R. Plummer                                       38a-1 Chief Compliance Officer

Julie A. Ruether                                       Chief Compliance Officer and Assistant Secretary

Mark E. Schwarzmann                                    Director, Chairman of the Board
                                                       and Chief Executive Officer

Heather M. Somers                                      Assistant General Counsel and Assistant Secretary

Bridget M. Sperl                                       Executive Vice President - Client
                                                       Service

David K. Stewart                                       Vice President and Controller

* Unless otherwise noted, the business address is 70100 Amerprise Financial Center,
  Minneapolis, MN 55474.


Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

Ameriprise Financial Services Inc.                                                        Delaware
            American Express Financial Advisors Japan Inc.                                Delaware
            American Express Management Company S.A.                                      Luxembourg
Ameriprise Trust Company                                                                  Minnesota
IDS Life Insurance Company                                                                Minnesota
            IDS REO 1, LLC                                                                Minnesota
            IDS REO 2, LLC                                                                Minnesota
            American Partners Life Insurance Company                                      Arizona
            IDS Life Insurance Company of New York                                        New York
            American Enterprise Life Insurance Company                                    Indiana
                       American Enterprise REO 1, LLC                                     Minnesota
            American Centurion Life Assurance Company                                     New York
            RiverSource Tax Advantaged Investments, Inc.                                  Delaware
                       AEXP Affordable Housing Portfolio LLC                              Delaware
Ameriprise Certificate Company                                                            Delaware
            Investors Syndicate Development Corp.                                         Nevada
            American Express International Deposit Company                                Cayman Islands
American Express Insurance Agency of Alabama Inc.                                         Alabama
American Express Insurance Agency of Arizona Inc.                                         Arizona
American Express Insurance Agency of Idaho Inc.                                           Idaho
American Express Insurance Agency of Indiana Inc.                                         Indiana
American Express Insurance Agency of Massachusetts Inc.                                   Massachusetts
American Express Insurance Agency of New Mexico Inc.                                      New Mexico
American Express Insurance Agency of Texas Inc.                                           Texas
IDS Insurance Agency of Utah Inc.                                                         Utah
American Express Insurance Agency of Wyoming Inc.                                         Wyoming
American Express Insurance Agency of Maryland Inc.                                        Maryland
American Express Insurance Agency of Oklahoma Inc.                                        Oklahoma
American Express Insurance Agency of Nevada Inc.                                          Nevada
RiverSource Investments LLC                                                               Minnesota
            Advisory Capital Strategies Group Inc.                                        Minnesota
            American Express Asset Management International (Japan) Inc.                  Japan
                       Advisory Capital Partners LLC                                      Delaware
                       Advisory Select LLC                                                Delaware
                       Boston Equity General Partner LLC                                  Delaware
                       Advisory Quantitative Equity (General Partner) LLC                 Delaware
                       Advisory Credit Opportunities GP LLC                               Delaware
                       Advisory European (General Partner) Inc.                           Cayman Islands
                       Advisory Convertible Arbitrage LLC                                 Delaware
            Kenwood Capital Management LLC (51.1% owned)                                  Delaware
            IDS Capital Holdings Inc.                                                     Minnesota
American Express Asset Management International Inc.                                      Delaware
American Express Asset Management Ltd.                                                    England
IDS Management Corporation                                                                Minnesota
            IDS Partnership Services Corporation                                          Minnesota
            IDS Cable Corporation                                                         Minnesota
            IDS Futures Corporation                                                       Minnesota
            IDS Realty Corporation                                                        Minnesota
            IDS Cable II Corporation                                                      Minnesota

IDS Property Casualty Insurance Company                                                   Wisconsin
            Amex Assurance Company                                                        Illinois
            Ameriprise Auto & Home Insurance Agency, Inc.                                 Wisconsin
American Enterprise Investment Services Inc.                                              Minnesota
American Express Property Casualty Insurance Agency of Kentucky Inc.                      Kentucky
RiverSource Service Corporation                                                           Minnesota
American Express Property Casualty Insurance Agency of Maryland Inc.                      Maryland
American Express Property Casualty Insurance Agency of Mississippi Inc.                   Mississippi
American Express Property Casualty Insurance Agency of Pennsylvania Inc.                  Pennsylvania
AEFA (Jersey) Limited                                                                     Jersey, Channel Islands
Channel Islands
Securities America Financial Corporation                                                  Nebraska
            Realty Assets, Inc.                                                           Nebraska
            Securities America Advisors, Inc.                                             Nebraska
            Securities America, Inc.                                                      Nebraska
American Express Asset Management (Australia) Limited                                     Australia
Threadneedle Asset Management Holdings Ltd.                                               England
            Threadneedle Investments (Channel Islands) Ltd.                               Jersey, Channel Islands
Channel Islands
            Threadneedle Asset Management Ltd.                                            England
            Threadneedle Portfolio Services Ltd.                                          England
            Threadneedle Postfolio Managers Ltd.                                          England
            Threadneedle Investment Services Ltd.                                         England
            Threadneedle Asset Management (Nominees) Ltd.                                 England
            Threadneedle Investment Services GMbH                                         Germany
            Threadneedle Investment Advisors Ltd.                                         England
            Threadneedle International Fund Management Ltd.                               England
            MM Asset Management Ltd.                                                      England
            Eagle Star ISA Manager Ltd.                                                   England
            Eagle Star Unit Managers Ltd.                                                 England
            ADT Nominees Ltd.                                                             England
            Threadneedle International Ltd.                                               England
            Threadneedle Management Services Ltd.                                         England
                       Threadneedle Rural Property Services Ltd.                          England
                       Threadneedle Property Services Ltd.                                England
            Threadneedle Pensions Ltd.                                                    England
            Threadneedle Property GP Holdings Ltd.                                        England
            Threadneedle Property Investments Ltd.                                        England
                       Sackville TCI Property (GP) Ltd.                                   England
                       Sackville TCI Property Nominee (1) Ltd.                            England
                       Sackville TCI Property Nominee (2) Ltd.                            England
                       Sackville Property (GP) Ltd.                                       England
                       Sackville Tandem Property (GP) Ltd.                                England
                                  Sackville Tandem Property Nominee Ltd.                  England
                       Sackville TPEN Property (GP) Ltd.                                  England
                                  Sackville TPEN Property Nominee Ltd.                    England
                                  Sackville TPEN Property Nominee (2) Ltd.                England
                       Sackville TSP Property (GP) Ltd.                                   England
                                  Sackville TSP Property Nominee Ltd.                     England
                       JDM3                                                               California
            Cornbrash Park Management Company Ltd.                                        England
            Highcross (Slough) Management Ltd.                                            England
            Threadneedle Financial Services Ltd.                                          England
            Threadneedle Pension Trustees Ltd.                                            England
Sloan Financial Group                                                                     North Carolina
Ameriprise Insurance Company                                                              Wisconsin
RiverSource Distributors, Inc.                                                            Delaware


Item 27. Number of Contract owners

          As of March 31, 2006, there were 184,776 non-qualified contract owners and 299,248 qualified contract owners in the IDS Life Variable Account 10.

Item 28. Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

Item 29  Principal Underwriter (IDS Life Insurance Company)

(a) IDS Life is the principal underwriter, depositor or sponsor for IDS Life Variable Annuity Fund A, IDS Life Variable Annuity Fund B, IDS Life Account MGA, IDS Life Account SBS, IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ, IDS Life Variable Account 10, IDS Life Variable Life Separate Account and IDS Life Variable Account for Smith Barney.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Neysa M. Alecu                        Money Laundering Prevention Officer

     Gumer C. Alvero                       Director and Executive
                                           Vice President - Annuities

     Timothy V. Bechtold                   Director and President

     Arthur H. Berman                      Director

     Walter S. Berman                      Vice President and Treasurer

     Richard N. Bush                       Senior Vice President - Corporate Tax

     Lorraine R. Hart                      Vice President - Investments

     Paul R. Johnston                      Assistant General Counsel and
                                           Secretary

     Michelle M. Keeley                    Vice President - Investments

     Eric L. Marhoun                       General Counsel

     Brian J. McGrane                      Director, Executive Vice President
                                             and Chief Financial Officer

     Thomas W. Murphy                      Vice President - Investments

     Benji Orr                             Deputy Money Laundering Prevention
                                           Officer

     Kevin E. Palmer                       Director, Vice President and Chief
                                           Actuary

     Scott R. Plummer                      38a-1 Chief Compliance Officer

     Julie A. Ruether                      Chief Compliance Officer and
                                           Assistant Secretary

     Mark E. Schwarzmann                   Director, Chairman of the Board and
                                           Chief Executive Officer

     Heather M. Somers                     Assistant General Counsel and
                                           Assistant Secretary

     Bridget M. Sperl                      Executive Vice President - Client
                                           Service

     David K. Stewart                      Vice President and Controller


* Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.


(c)

         Name of                     Net Underwriting
         Principal                    Discounts and     Compensation on       Brokerage
         Underwriter                   Commissions         Redemption        Commissions      Compensation
         -----------                   -----------         ----------        -----------      ------------
         IDS Life Insurance            $57,026,951            None               None              None
         Company

Item 30. Location of Accounts and Records

         IDS Life Insurance Company
         70100 Ameriprise Financial Center
         Minneapolis, MN 55474

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

(a) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)      Registrant   undertakes   to  deliver  any   Statement  of   Additional
         Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28,
         1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

(e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 10th day of April, 2006.


                                    IDS LIFE VARIABLE ANNUITY ACCOUNT 10
                                    ------------------------------------
                                                          (Registrant)

                                    By IDS Life Insurance Company
                                    ------------------------------------
                                                          (Sponsor)

                                    By /s/  Timothy V. Bechtold*
                                      ----------------------------------
                                            Timothy V. Bechtold
                                            President

As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 10th day of April, 2006.


/s/  Gumer C. Alvero*                         Director and Executive Vice
------------------------------------          President - Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
------------------------------------
     Timothy V. Bechtold

/s/  Arthur H. Berman*                        Director and Executive Vice
------------------------------------          President - Finance
     Arthur H. Berman                         (Principal Financial Officer)

/s/  B. Roger Natarajan*                      Director
------------------------------------
     B. Roger Natarajan

/s/  Mark E. Schwarzmann*                     Chairman of the Board and
------------------------------------          Chief Executive Officer
     Mark E. Schwarzmann                      (Chief Executive Officer)

/s/  Bridget M. Sperl*                        Executive Vice President -
------------------------------------          Client Services
     Bridget M. Sperl

/s/  David K. Stewart**                       Vice President and Controller
------------------------------------          (Principal Accounting Officer)
     David K. Stewart

* Signed pursuant to Power of Attorney dated April 13, 2005 filed electronically as Exhibit 13.1, to Registrant's Post-Effective Amendment No. 31 to Registration Statement No. 333-79311, is incorporated by reference, by:

** Signed pursuant to Power of Attorney, dated July 7, 2004 filed electronically as Exhibit 15.2 to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 333-79311, is incorporated by reference, by:


/s/ Mary Ellyn Minenko
----------------------
    Mary Ellyn Minenko
    Counsel


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      CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 38 TO REGISTRATION STATEMENT

This Post-Effective Amendment is comprised of the following papers and documents:

The Cover Page.

Part A.

     The Prospectus

Part B.

     Statement of Additional Information


Part C.

     Other Information.

     The signatures.